UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23011

PENN CAPITAL FUNDS TRUST
(Exact name of registrant as specified in charter)

Navy Yard Corporate Center
1200 Intrepid Ave., Suite 400
Philadelphia, Pennsylvania 19112
(Address of principal executive offices) (Zip code)

Richard A. Hocker
Navy Yard Corporate Center
1200 Intrepid Ave., Suite 400
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)

With copies to:

Lisa L.B. Matson, Esq.
Navy Yard Corporate Center
1200 Intrepid Ave., Suite 400
Philadelphia, Pennsylvania 19112

Michael P. O’Hare, Esq.
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

(215) 302-1500
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2019

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

ANNUAL REPORT

JUNE 30, 2019

PENN CAPITAL MANAGED ALPHA SMID CAP EQUITY FUND

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND

PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND

PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.penncapitalfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-844-302-7366.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-302-7366 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Fund	Schedules of Investments

PENN CAPITAL FUNDS TRUST
PRESIDENT’S LETTER TO SHAREHOLDERS (UNAUDITED)

Dear Penn Capital Funds Shareholder:

The Penn Capital Funds recently celebrated their three-year anniversary milestone. Our current fund line-up embodies our investment philosophy and our dedicated research-driven process. I would like to take this opportunity to thank our shareholders for entrusting their investments with our firm. Our team remains committed to focusing our efforts on behalf of our shareholders, and we value your confidence in our vision.

Our investment strategies incorporate Penn Capital’s Complete Capital Structure Analysis®, an in-depth high yield and equity research philosophy used to identify a company’s optimal capital structure. Our investment professionals are capital structure generalists, meaning they are responsible for understanding the entire capital structure of the companies they follow. By following this philosophy, we believe that integrating credit and equity research allows us to construct a more comprehensive investment mosaic. Participating in both credit and equity markets, along with this integrated research process, provides Penn Capital’s investment team with what we believe is an informational advantage. Finding inefficiencies in the market can be challenging, but we remain committed to the pursuit of strong investment returns on behalf of our shareholders.

Finally, I am excited to share Penn Capital’s continued expansion of our philanthropic endeavors and support for diversity in the financial services industry. Penn Capital’s PRIME program sponsors a three-year financial literacy and investing curriculum for female high school students in Philadelphia. The PRIME Internship is entering its second year with a six-month internship to a collegiate female majoring in business or finance. We are excited about these PRIME endeavors, which reflect our firm’s commitment to gender and racial diversity in our industry.

The following pages review the current market environment and provide additional insight into our funds and their performance over the past fiscal year. Once again, I would like to thank you for your confidence in investing with us.

Overview

During 2018, the Federal Reserve (“Fed”) raised interest rates four times, but the federal funds rate has settled at 2.25-2.50% as of June 30, 2019. Trade clashes between the US and Chinese governments dominated headlines late in 2018 as concerns regarding a tightening monetary policy sparked sharp risk aversion during the fourth quarter of 2018. During this turbulent period, global supply chains were reexamined as the potential tariff regime required companies to contemplate moving product sourcing, raising prices, or absorbing higher costs that typically reduce profit margins. However, trade fears abated early 2019 as optimism grew regarding positive US-China trade discussions, while a more dovish Fed signaled an end to the tightening cycle with no anticipated interest rate increases for the remainder of 2019. During the first quarter of 2019, the Fed announced it would cease the drawdown of the central bank’s bond holdings as of September 2019.

During the fiscal year, the 10-year US Treasury yield declined from 2.87% to 2.00% as economic concerns mounted. After spreads touched post-Lehman lows in the third quarter of 2018, and then hit almost +550 basis points at year-end, they rallied back to +400 basis points as of June 30, 2019. As the fiscal period neared its end, we witnessed commodity market turbulence returning; however, the housing market took its cue from interest rates and performed well, as did the retail sector. Consumers appeared to be resilient whereas corporations clearly became more uncertain of their spending plans and some continued to rehash their supply chains.

Looking ahead, we believe the domestic economy remains stable, supported by low unemployment, improving wage growth, improving confidence, low interest rates, and rising home values. However, we are cautious that earnings growth is decelerating as we lap those benefits derived from the 2018 Tax Cuts & Jobs Act. A moderate pace of economic expansion sets the stage for a continuation of the current credit cycle. We expect high yield spreads to drift lower, which is supportive of equity valuations.

At this point in the economic cycle, we believe quality of corporate credit issuance needs to be monitored for possible deterioration, which would signal a downturn in the credit cycle. Key downside risks to this outlook in our opinion include a re-escalation of trade tensions, a Fed policy mistake, further Washington dysfunction, and slowing economic conditions outside the US (China in particular). Strategic decisions based on recent tariff instability can cause short term disruptions for companies that could lead to operations that are marginally more insulated from future geopolitical events.

The following paragraphs provide more detailed information on the performance of our funds, as well as selected holdings, during the reporting period.

Penn Capital Defensive Floating Rate Income Fund

For the fiscal year ended June 30, 2019, the Penn Capital Defensive Floating Rate Income Fund (the “Floating Rate Income Fund”) generated a 4.04% return versus 4.05% for its benchmark, the S&P/LSTA BB Loan Index. Three-month LIBOR surrendered all gains realized through December 2018 and finished the period down two basis points at fiscal year end. In response to the decline in LIBOR, retail investors redeemed $20b from loan funds during the first six months of the 2019 calendar year, creating a performance headwind versus longer duration fixed income asset classes like high yield and investment grade bonds. The Floating Rate Income Fund is managed with a conservative bias, prioritizing preservation of principal as opposed to reaching for yield. To meet that objective, the strategy does not invest in triple C-rated or 2nd lien loans, as both areas of the market are exposed to a greater risk of impairment and volatility. With bonds outperforming loans over the last fiscal year, the Floating Rate Income Fund’s allocation to high yield bonds, nearly 12% of assets, contributed positively to performance. The Floating Rate Income Fund holds conservative short duration high yield bonds to enhance liquidity as opposed to increasing yield or risk.

The Floating Rate Income Fund’s investments in Telecom and Transportation sectors were positive contributions to performance whereas Midstream/Energy Infrastructure and Basic Materials investments lagged. Top single name contributors to performance were XO Jet and WideOpen West. The Floating Rate Income Fund’s investment in XO Jet was repaid as part of a global refinancing transaction. Top single name detractors included Maxar Technologies and Keane Group. Both names triggered our sell discipline threshold and were exited as of fiscal year end. We continue to be selective for inclusions in the Floating Rate Income Fund given that we believe we are in the latter stages of the current credit cycle and are most focused on risk-adjusted, rather than absolute, returns.

Penn Capital Defensive Short Duration High Income Fund

For the fiscal year ended June 30, 2019, the Penn Capital Defensive Short Duration High Income Fund (the “Short Duration Fund”) generated a 4.65% return, underperforming its benchmark, the ICE BofAML 1-3 Year BB-Rated US Cash Pay High Yield Index, which returned 6.37%. The Short Duration Fund maintains an average portfolio maturity of three years or less and excludes triple C-rated bonds. The Short Duration Fund finished the fiscal year with a positive return that approximates the average coupon of its underlying investments.

During the fiscal year, performance was negatively impacted by both an overweight allocation (compared to the index) and security selection within the commodity-oriented sectors of Energy and Metals & Mining. Lower oil and gas prices and a prolonged “Trade War” with China raised concerns regarding global demand and the ability of these companies to refinance their short-term debt. Commodity-oriented companies such as Nabors Industries, Unit Corp, Carrizo, and Ryerson Holding Corporation were all weaker earlier in the fiscal year before bouncing (partially) back by period end. Additionally, the Short Duration Fund was conservatively positioned towards Financials and Retail & Apparel, which rallied during the period. Whereas the Media sector was a detractor in the last fiscal year, the Short Duration Fund was able to add value this fiscal year in part due to a rally in Dish Network Corporation, which benefitted from a large contract resolution and from the value of its spectrum. Positive contributions to performance were found in security selection within Healthcare and Utilities sectors, which outperformed most particularly in hospital companies such as HCA Healthcare and Tenet Health. During the fiscal year, the Short Duration Fund held an average weighting of 2% in cash and 15% in bank loan securities via exposure from a combination of individual bank loan holdings and investment in the Penn Capital Defensive Floating Rate Income Fund. Our loan positions were a detractor to performance and we gradually decreased our overall weighting throughout the fiscal year with a final ending weight of approximately 8% of total net assets. Despite falling for most of calendar year 2019, 1-month LIBOR finished the fiscal year +30 basis points. We continue to believe that a complementary allocation to bank loans is prudent given their security within capital structures.

Penn Capital Multi-Credit High Income Fund

For the fiscal year ended June 30, 2019, the Penn Capital Multi-Credit High Income Fund (the “High Income Fund”) generated a 5.83% return, underperforming the 7.56% return of the ICE BofAML US High Yield Constrained Index, but outperforming the 5.81% return of the 50% ICE BofAML High Yield Constrained Index -50% S&P/LSTA BB Loan Index. In a rotation toward preservation of principal, the High Income Fund increased its leveraged loans allocation throughout the year, finishing with a 40% loan weighting. This shift ultimately disadvantaged performance as falling interest rates and a Fed induced rally benefitted long duration fixed income at the expense of floating rate loans. Despite the expectation for LIBOR to fall further in tandem with Fed rate cuts, we remain optimistic on loans given their senior position in the capital structure while offering comparable yields to unsecured high yield bonds. Loans may also insulate investors from near record negative convexity in high yield bonds, which leaves premium callable bonds, particularly long maturity low-coupon double B-rated credits, vulnerable to extension risk in a selloff. In conjunction with that view, the High Income Fund remained overweight single B-rated bonds and underweight double B-rated bonds during the period. The High Income Fund also remained underweight triple C bonds as a late cycle precaution.

The largest positive performance contributors during the fiscal year were found through security selection in the Energy E&P, Energy Services, and Food & Beverage sectors. Investment in these areas outperformed as a result of strong credit selection. An investment in Simmons Foods, a domestic value-added poultry processor, was the most significant contributor to performance and remains a core holding in the High Income Fund. The company is in the final stages of a capital investment program that will increase their capacity and cash flow generation while management is also executing a cost cutting plan. The High Income Fund also benefitted from an overweight investment in Gogo, which successfully executed a refinancing transaction that extended their debt maturity profile and alleviated near term restructuring concerns. We believe the company is well positioned to grow its commercial aviation segment to sustainable profitability while the bonds remain fully covered by the value of Gogo’s business aviation segment. Telecommunication and Healthcare sector investments contributed the greatest share of negative performance during the period. Several natural gas producers, in particular Comstock, Covey Park, and Montage, came under significant pressure as a result of weak domestic gas prices. In fact, Covey Park and Comstock have announced a plan to merge. At fiscal year end, the High Income Fund reduced exposure to gas names in favor of oil while maintaining the High Income Fund’s underweight to the sector. Within Healthcare, an underweight position to HCA detracted from performance after the company’s secured credit ratings were upgraded to investment grade. The High Income Fund gradually increased its exposure to HCA, but remains underweight the hospital industry within the Healthcare sector.

Penn Capital Managed Alpha SMID Cap Equity Fund

For the fiscal year ended June 30, 2019, the Penn Capital Managed Alpha SMID Cap Equity Fund (the “Managed Alpha SMID Fund”) generated a 3.64% return outperforming the 1.77% return of its benchmark, the Russell 2500™ Index. Positive performance resulted from selections in the Communication Services, Energy, and Consumer Discretionary sectors, which were driven by favorable bottom-up stock selection. In the Communication Services sector, the Managed Alpha SMID Fund benefited from holding IAC, which enjoyed growth via its subsidiary Match Group and which continues to trade at a significant discount to the sum of its parts. In addition, the Managed Alpha SMID Fund’s performance was further supported by the successful merger of HomeAdvisor with Angie’s List. In the Energy sector, our focus on companies with low cost structures and strong balance sheets provided outperformance as oil prices weakened in the fourth quarter of 2018. In the Consumer Discretionary sector, Roku, Inc., a streaming video player manufacturer, performed well for the second consecutive year as users continued to adopt their over-the-top solution and consumed more streaming hours.

Despite the Managed Alpha SMID Fund outperforming its benchmark for the fiscal year, certain sectors including Financial Services, Consumer Staples, and Industrials hindered overall relative performance. In Financial Services, regional banks struggled as interest rates peaked in the fourth quarter of 2018, placing intermediate term pressure on net interest margins. In Consumer Staples, Lamb Weston struggled as industry announcements of additional potato processing plant capacity additions raised concerns regarding pricing and margin dynamics. In the Industrials sector, Schneider National experienced a weaker trucking price environment as the industry adapted to tighter driver regulations and underlying demand softened due to slowing trade activity.

Penn Capital Special Situations Small Cap Equity Fund

For the fiscal year ended June 30, 2019 the Penn Capital Special Situations Small Cap Equity Fund (the “Special Situations Fund”) generated a -7.91% return underperforming the -3.31% return of its benchmark, the Russell 2000® Index. Energy, Financials, and Consumer Discretionary sectors led the performance detractors. Within Energy, underperformance was driven by the significant decline in crude oil prices during the fiscal year ending June 30, 2019. Further, the sharp widening of credit spreads in the fourth quarter of 2018 resulted in an out-sized negative impact on smaller capitalization energy companies that feature higher balance sheet leverage. Banks were pressured throughout the fiscal year as the flattening yield curve compressed net interest margins and investors worried that slowing economic conditions would eventually impact credit quality and loan growth. Texas Capital Bancshares’ results missed street expectations due to increased charge-offs in its commercial loan book. Management forecasts slowing loan growth as they tighten lending standards. Within Consumer Discretionary, casino operators and gaming equipment suppliers underperformed due to a soft patch in the Las Vegas market during the latter half of 2018 amid increased economic uncertainty. G-III Apparel Group continued to report strong sales, earnings, and free cash flow, yet shares plunged in May 2019 amid increased trade tensions with China (where the company sources most of its goods).

Healthcare, Communications Services, and Materials sectors contributed positively to performance reflecting favorable sector allocation as well as positive stock selection. Omnicell, a provider of software solutions for healthcare facilities, delivered robust sales and earnings growth driven by an increase in larger, multi-product platform bookings. Within Communications Services, the television broadcasters broadly outperformed due to improving core advertising trends, optimism regarding the outlook for 2020 political advertising, and increased merger & acquisition activity. Within Materials, mining company Cleveland-Cliffs benefitted from strong end-market demand for steel, favorable iron ore, and pellet pricing on the back of capacity reduction stemming from a leading mining company. This benefitted the company with improved margins and cash flow funding, incremental share repurchasing, and initiation of a new dividend.

Looking Forward

This report contains performance data and financial information. Please keep in mind that all securities markets, as well as mutual fund prices, fluctuate in value. If you would like more frequent updates, http://www.penncapitalfunds.com provides daily NAV, monthly performance figures, portfolio holdings, and other valuable information. We encourage you to visit penncapitalfunds.com, through which you may access your account, buy and sell shares, and find other helpful tools.

At Penn Capital Funds, we believe that active management continues to serve as a critical element of investing in high yield debt securities and equity securities of smaller and mid-sized companies. Although challenges remain, and markets may continue to be uneven, we are confident that investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

We thank you for investing with us and look forward to continuing to serve your investment needs.

Sincerely,

Richard A. Hocker

Chairman & President

PENN Capital Funds Trust

This letter reflects Penn Capital’s analysis and opinions as of the most recent fiscal year-end. The information is not a complete analysis of any market, country, industry, security, or fund and should not be considered as a recommendation to buy, sell or hold any specific security or securities.

All investments involve risk, including possible loss of principal, and there is no guarantee the Funds will achieve their investment objectives. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. Investments in ETFs are subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly. Investments in foreign securities and ADRs involve certain risks such as currency volatility, political and social instability and reduced market liquidity. As interest rates rise the value of bond prices will decline. Credit risk refers to the loss in the value of a security based on a default in the payment of principle and/or interest of the security, or the perception of the market of such default. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment grade bonds. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Bank loans in which the Fund may invest have similar risks to below investment grade fixed income securities. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan.

Index Definitions

The ICE BofAML US High Yield Constrained Index contains all securities in the ICE BofAML US High Yield Index but caps issuer exposure at 2%.

The ICE BofAML 1-3 Year BB-Rated US Cash Pay High Yield Index is a subset of the ICE BofAML US Cash Pay High Yield Index, which tracks the performance of non-investment-grade corporate bonds with a remaining term to final maturity less than three years and rated BB.

The S&P/LSTA BB Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market and is comprised of loans whose rating is BB+, BB, BB-.

The S&P/LSTA Leveraged BB/B Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market and is comprised of loans whose rating is BB+, BB, BB-, B+, B or B-. Standard & Poor’s Rating Services is used to determine membership within this sub-index.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap opportunity barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The Russell 2500™ Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflect adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

PENN CAPITAL MANAGED ALPHA SMID CAP EQUITY FUND
FUND SUMMARY (UNAUDITED)

This chart assumes an initial gross investment of $10,000 made on December 1, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2019.

Average Annual Total Returns for the Year Ended June 30, 2019	One Year	Three Years	Since Inception(1)
Penn Capital Managed Alpha SMID Cap Equity Fund
Institutional Class Shares	3.64%	13.98%	10.44%
Russell 2500TM Index	1.77%	12.34%	10.15	%(2)
(1)	Inception date is 12/1/15.
(2)	The return shown for the Russell 2500® Index is from the inception date of the Institutional Class shares.

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND
FUND SUMMARY (UNAUDITED)

This chart assumes an initial gross investment of $10,000 made on December 18, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2019.

Average Annual Total Returns for the Year Ended June 30, 2019	One Year	Three Years	Since Inception(1)
Penn Capital Special Situations Small Cap Equity Fund
Institutional Class Shares	-7.91%	10.42%	9.75%
Russell 2000® Index	-3.31%	12.30%	11.07	%(2)
(1)	Inception date is 12/18/15.
(2)	The return shown for the Russell 2000® Index is from the inception date of the Institutional Class shares.

PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
 FUND SUMMARY (UNAUDITED)

14,000
13,000
12,000
11,000
10,000
9,000
8,000
13,244
12,786
12,448
11/30/2015
12/31/2015
3/31/2016
6/30/2016
9/30/2016
12/31/2016
3/31/2017
6/30/2017
9/30/2017
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
3/31/2019
6/30/2019
Penn Capital Multi-Credit High Income Fund - Institutional Class Shares
ICE BofAML US High Yield Constrained Index
50% ICE BofAML High Yield Constrained Index-50% S&P/LSTA BB Loan Index

This chart assumes an initial gross investment of $10,000 made on December 1, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2019.

Average Annual Total Returns for the Year Ended June 30, 2019	One Year	Three Years	Since Inception(1)
Penn Capital Multi-Credit High Income Fund
Institutional Class Shares	5.83%	7.59%	7.10%
ICE BofAML US High Yield Constrained Index	7.56%	7.53%	8.15	%(2)
50% ICE BofAML High Yield Constrained Index -50% S&P/LSTA BB Loan Index	5.81%	5.90%	6.31	%(3)
(1)	Inception date is 12/1/15.
(2)	The return shown for the ICE BofAML US High Yield Constrained Index is from the inception date of the Institutional Class shares.
(3)	The return for the 50% ICE BofAML High Yield Constrained Index -50% S&P/LSTA BB Loan Index is from the inception date of the Institutional Class shares.

PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
FUND SUMMARY (UNAUDITED)

This chart assumes an initial gross investment of $10,000 made on December 1, 2015, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index. No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2019.

Average Annual Total Returns for the Year Ended June 30, 2019	One Year	Three Years	Since Inception(1)
Penn Capital Defensive Floating Rate Income Fund
Institutional Class Shares	4.04%	4.50%	4.30%
S&P/LSTA BB Loan Index*	4.05%	4.27%	4.46	%(2)
S&P/LSTA BB/B Loan Index	4.13%	4.97%	5.09	%(3)
*	Effective October 31, 2018, the S&P/LSTA BB Loan Index has replaced the S&P/LSTA BB/B Loan Index as the Fund’s primary benchmark. The Advisor believes that the new index is more appropriate given the Fund’s holdings.
(1)	Inception date is 12/1/15.
(2)	The return shown for the S&P/LSTA BB Loan Index in from the inception date of the Institutional Class shares.
(3)	The return shown for the S&P/LSTA BB/B Loan Index is from the inception date of the Institutional Class shares.

PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND
FUND SUMMARY (UNAUDITED)

This chart assumes an initial gross investment of $10,000 made on July 17, 2017, inception of the Institutional Class shares. Returns shown in the chart and table include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees, transaction costs or expenses. It is not possible to invest directly in an index.

Total Returns for the Fiscal Year Ended June 30, 2019	One Year	Since Inception(1)
Penn Capital Defensive Short Duration High Income Fund
Institutional Class Shares	4.65%	2.90%
ICE BofAML 1-3 Year BB-Rated US Cash Pay High Yield Index	6.37%	4.07	%(2)
ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Index	6.53%	4.81	%(3)
(1)	Inception date is 7/17/17.
(2)	The return shown for the ICE BofAML 1-3 Year BB-Rated US Cash Pay High Yield Index is from the inception date of the Institutional Class shares.
(3)	The return shown for the ICE BofAML US High Yield Cash Pay BB-B Rated 1-3 Years Index is from the inception date of the Institutional Class shares.

PENN CAPITAL FUNDS TRUST
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE SIX MONTH PERIOD FROM JANUARY 1, 2019 TO JUNE 30, 2019

Cost in Dollars of a $1,000 Investment in Penn Capital Managed Alpha SMID Cap Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019 to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019 to June 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class[1]	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[2]
Institutional Class Shares	$1,000.00	$1,191.70	$5.76	$1,019.54	$5.31
1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2019.
2.	Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses if any (1.06% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

PENN CAPITAL FUNDS TRUST
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE SIX MONTH PERIOD FROM JANUARY 1, 2019 TO JUNE 30, 2019

Cost in Dollars of a $1,000 Investment in Penn Capital Special Situations Small Cap Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019 to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019 to June 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class[1]	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[2]
Institutional Class Shares	$1,000.00	$1,178.10	$5.94	$1,019.34	$5.51
1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2019.
2.	Expenses are equal to the Fund’s annualized expense ratio (including interest expense), net of waivers and excluding acquired fund fees and expenses if any (1.10% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

PENN CAPITAL FUNDS TRUST
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE SIX MONTH PERIOD FROM JANUARY 1, 2019 TO JUNE 30, 2019

Cost in Dollars of a $1,000 Investment in Penn Capital Multi-Credit High Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019 to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019 to June 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class[1]	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[2]
Institutional Class Shares	$1,000.00	$1,080.70	$3.71	$1,021.22	$3.61
1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2019.
2.	Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses if any (0.72% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

PENN CAPITAL FUNDS TRUST
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE SIX MONTH PERIOD FROM JANUARY 1, 2019 TO JUNE 30, 2019

Cost in Dollars of a $1,000 Investment in Penn Capital Defensive Floating Rate Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019 to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019 to June 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class[1]	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[2]
Institutional Class Shares	$1,000.00	$1,055.20	$3.26	$1,021.62	$3.21
1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2019.
2.	Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses if any (0.64% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

PENN CAPITAL FUNDS TRUST
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE PERIOD FROM JANUARY 1, 2019 TO JUNE 30, 2019

Cost in Dollars of a $1,000 Investment in Penn Capital Defensive Short Duration High Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019 to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on sales (as applicable) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019 to June 30, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual		Hypothetical
Share Class[1]	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[2]
Institutional Class Shares	$1,000.00	$1,047.20	$2.74	$1,022.12	$2.71

1.	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2019.
2.	Expenses are equal to the Fund’s annualized expense ratio, net of waivers and excluding acquired fund fees and expenses if any (0.54% for the Institutional Class), multiplied by the average account value over the period, divided by 365 and multiplied by 181 for the Institutional Class (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MANAGED ALPHA SMID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019
	Shares	Value
Common Stocks: 86.5%
Aerospace & Defense: 3.2%
Huntington Ingalls Industries, Inc.	853	$191,703
Mercury Systems, Inc. (a)	3,830	269,441
		461,144
Banks: 5.6%
BOK Financial Corp.	2,589	195,418
Pinnacle Financial Partners, Inc.	3,159	181,579
Webster Financial Corp.	4,361	208,325
Western Alliance Bancorp (a)	4,815	215,327
		800,649
Beverages: 1.4%
MGP Ingredients, Inc.	3,001	198,996
Biotechnology: 1.5%
Exelixis, Inc. (a)	10,229	218,594
Building Products: 1.7%
Allegion PLC	2,217	245,089
Chemicals: 0.9%
HB Fuller Co.	2,873	133,307
Commercial Services & Supplies: 2.4%
IAA, Inc. (a)	5,467	212,010
KAR Auction Services, Inc.	5,467	136,675
		348,685
Construction Materials: 1.5%
Martin Marietta Materials, Inc.	952	219,065
Containers & Packaging: 1.0%
Berry Global Group, Inc. (a)	2,654	139,574
Diversified Financial Services: 2.3%
Voya Financial, Inc.	6,078	336,113
Electric Utilities: 1.8%
ALLETE, Inc.	3,109	258,700
Entertainment: 1.7%
Live Nation Entertainment, Inc. (a)	3,562	235,983
Food Products: 1.4%
Lamb Weston Holdings, Inc.	3,234	204,906
Health Care Equipment & Supplies: 6.0%
ICU Medical, Inc. (a)	853	214,879
LivaNova PLC (a)	2,362	169,970
Teleflex, Inc.	736	243,726
Wright Medical Group NV (a)	7,560	225,439
		854,014
Health Care Providers & Services: 1.0%
LHC Group, Inc. (a)	1,206	144,213
Health Care Technology: 1.6%
Allscripts Healthcare Solutions, Inc. (a)	20,287	235,938
Hotels, Restaurants & Leisure: 3.6%
Boyd Gaming Corp.	5,406	145,638
Red Rock Resorts, Inc. - Class A	5,401	116,013
Vail Resorts, Inc.	1,132	252,640
		514,291
	Shares	Value
Household Durables: 1.1%
Roku, Inc. (a)	1,803	$163,316
Independent Power and Renewable Electricity Producers: 1.1%
Ormat Technologies, Inc.	2,516	159,489
Insurance: 6.1%
Arch Capital Group Ltd. (a)	11,021	408,659
Fidelity National Financial, Inc.	6,069	244,581
Reinsurance Group of America, Inc.	1,404	219,066
		872,306
Interactive Media & Services: 1.8%
IAC (a)	1,203	261,689
IT Services: 4.0%
Black Knight, Inc. (a)	4,314	259,487
GoDaddy, Inc. - Class A (a)	3,305	231,846
MongoDB, Inc. (a)	508	77,262
		568,595
Machinery: 1.3%
Allison Transmission Holdings, Inc.	4,112	190,591
Media: 2.4%
Liberty Media Corp.-Liberty SiriusXM - Class A (a)	4,317	163,226
Nexstar Media Group, Inc. - Class A	1,796	181,396
		344,622
Metals & Mining: 1.2%
Commercial Metals Co.	9,420	168,147
Oil, Gas & Consumable Fuels: 3.4%
Arch Coal, Inc. - Class A	1,957	184,369
Cabot Oil & Gas Corp.	6,157	141,364
Diamondback Energy, Inc.	1,540	167,814
		493,547
Pharmaceuticals: 5.1%
Catalent, Inc. (a)	3,859	209,196
Elanco Animal Health, Inc. (a)	9,179	310,250
Pacira BioSciences, Inc. (a)	4,797	208,622
		728,068
Professional Services: 2.5%
TransUnion	4,794	352,407
Road & Rail: 0.9%
Schneider National, Inc. - Class B	6,988	127,461
Semiconductors & Semiconductor Equipment: 4.4%
Marvell Technology Group Ltd.	9,854	235,215
Semtech Corp. (a)	3,562	171,154
Teradyne, Inc.	4,581	219,476
		625,845
Software: 5.1%
Five9, Inc. (a)	4,240	217,469
Nice Ltd. - ADR (a)	1,967	269,479
Tyler Technologies, Inc. (a)	1,138	245,831
		732,779

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MANAGED ALPHA SMID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

	Shares	Value
Specialty Retail: 3.4%
Burlington Stores, Inc. (a)	1,677	$285,341
Floor & Decor Holdings, Inc. - Class A (a)	4,914	205,897
TravelCenters of America LLC (a)	1	2
		491,240
Technology Hardware, Storage & Peripherals: 0.9%
Pure Storage, Inc. - Class A (a)	8,141	124,313
Trading Companies & Distributors: 1.0%
United Rentals, Inc. (a)	1,115	147,882
Water Utilities: 2.2%
Aqua America, Inc.	7,781	321,900
Total Common Stocks (cost $10,274,895)		12,423,458

Real Estate Investment Trusts (REITs): 9.6%
Camden Property Trust	2,614	272,877
CyrusOne, Inc.	4,710	271,861
Healthcare Trust of America, Inc. - Class A	9,315	255,510
Invitation Homes, Inc.	11,487	307,047
MGM Growth Properties LLC - Class A	9,029	276,739
Total REITs (cost $1,247,091)		1,384,034

Total Investments - 96.1% (cost $11,521,986)		13,807,492
Other Assets and Liabilities 3.9%		555,822
Net Assets: 100.0%		$14,363,314

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

(a)	No distribution or dividend was made during the year ending June 30, 2019. As such, it is classified as a non-income producing security as of June 30, 2019.
Country Exposure (as a percentage of total investments) (Unaudited)
United States	89.22%
Bermuda	4.47%
Israel	1.87%
Ireland	1.70%
Netherlands	1.56%
United Kingdom	1.18%
Sector Allocation (as a percentage of total investments) (Unaudited)

The industry classifications presented in this report, present the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019
	Shares	Value
Common Stocks: 95.7%
Auto Components: 0.8%
Modine Manufacturing Co. (a)	5,943	$85,044
Banks: 8.2%
CenterState Bank Corp.	5,436	125,191
FB Financial Corp.	4,830	176,778
First BanCorp	12,348	136,322
Veritex Holdings, Inc.	6,810	176,719
Western Alliance Bancorp (a)	4,912	219,665
		834,675
Beverages: 1.0%
MGP Ingredients, Inc.	1,600	106,096
Biotechnology: 1.5%
Exelixis, Inc. (a)	7,353	157,134
Capital Markets: 0.9%
PJT Partners, Inc. - Class A	2,293	92,912
Construction & Engineering: 1.8%
MasTec, Inc. (a)	3,589	184,941
Construction Materials: 1.9%
Summit Materials, Inc. - Class A (a)	10,106	194,540
Diversified Consumer Services: 1.4%
Chegg, Inc. (a)	3,657	141,124
Electrical Equipment: 1.6%
Atkore International Group, Inc. (a)	2,825	73,083
TPI Composites, Inc. (a)	3,491	86,297
		159,380
Electronic Equipment, Instruments & Components: 2.7%
Itron, Inc. (a)	2,431	152,108
Littelfuse, Inc.	671	118,706
		270,814
Energy Equipment & Services: 2.7%
Keane Group, Inc. (a)	12,000	80,640
Select Energy Services, Inc. - Class A (a)	7,401	85,926
Transocean Ltd. (a)	16,400	105,124
		271,690
Entertainment: 3.4%
AMC Entertainment Holdings, Inc. - Class A	10,647	99,337
Sciplay Corp. - Class A (a)	7,625	104,539
Zynga, Inc. - Class A (a)	22,442	137,569
		341,445
Food & Staples Retailing: 1.7%
BJ's Wholesale Club Holdings, Inc. (a)	6,471	170,834
Health Care Equipment & Supplies: 6.6%
ICU Medical, Inc. (a)	785	197,749
LivaNova PLC (a)	2,288	164,645
OraSure Technologies, Inc. (a)	13,969	129,632
Wright Medical Group NV (a)	5,959	177,698
		669,724
	Shares	Value
Health Care Providers & Services: 1.8%
R1 RCM, Inc. (a)	14,707	$185,014
Health Care Technology: 3.1%
Allscripts Healthcare Solutions, Inc. (a)	14,420	167,705
Omnicell, Inc. (a)	1,776	152,789
		320,494
Hotels, Restaurants & Leisure: 13.1%
Everi Holdings, Inc. (a)	14,010	167,139
Extended Stay America, Inc.	5,700	96,273
Full House Resorts, Inc. (a)	62,873	117,573
Golden Entertainment, Inc. (a)	13,121	183,694
Marriott Vacations Worldwide Corp.	1,011	97,460
Penn National Gaming, Inc. (a)	7,136	137,439
Planet Fitness, Inc. - Class A (a)	1,238	89,681
Red Rock Resorts, Inc. - Class A	7,504	161,186
Scientific Games Corp. (a)	5,298	105,006
SeaWorld Entertainment, Inc. (a)	5,666	175,646
		1,331,097
IT Services: 3.1%
Carbonite, Inc. (a)	4,117	107,207
InterXion Holding NV (a)	2,711	206,280
		313,487
Life Sciences Tools & Services: 1.2%
Syneos Health, Inc. (a)	2,406	122,923
Machinery: 6.2%
Chart Industries, Inc. (a)	1,265	97,253
Evoqua Water Technologies Corp. (a)	13,109	186,672
Gardner Denver Holdings, Inc. (a)	3,175	109,855
Milacron Holdings Corp. (a)	12,129	167,380
Welbilt, Inc. (a)	4,494	75,050
		636,210
Media: 8.1%
Cardlytics, Inc. (a)	3,584	93,112
The E.W. Scripps Co. - Class A	9,726	148,710
Gray Television, Inc. (a)	11,356	186,125
Nexstar Media Group, Inc. - Class A	1,702	171,902
Sinclair Broadcast Group, Inc. - Class A	4,244	227,606
		827,455
Metals & Mining: 1.0%
Cleveland-Cliffs, Inc.	9,897	105,601
Oil, Gas & Consumable Fuels: 2.8%
Enerplus Corp.	14,392	108,372
Whiting Petroleum Corp. (a)	2,905	54,265
WPX Energy, Inc. (a)	10,944	125,966
		288,603
Pharmaceuticals: 1.6%
Pacira BioSciences, Inc. (a)	3,844	167,176
Road & Rail: 0.8%
Marten Transport Ltd.	4,380	79,497

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

	Shares	Value
Semiconductors & Semiconductor Equipment: 2.9%
Semtech Corp. (a)	2,984	$143,381
Silicon Motion Technology Corp. - ADR	3,418	151,691
		295,072
Software: 5.1%
Five9, Inc. (a)	2,521	129,302
Mimecast Ltd. (a)	3,183	148,678
Nice Ltd. - ADR (a)	969	132,753
Q2 Holdings, Inc. (a)	1,394	106,446
		517,179
Specialty Retail: 4.3%
Five Below, Inc. (a)	1,090	130,822
Floor & Decor Holdings, Inc. - Class A (a)	3,129	131,105
National Vision Holdings, Inc. (a)	5,785	177,773
		439,700
Textiles, Apparel & Luxury Goods: 1.1%
G-III Apparel Group Ltd. (a)	3,748	110,266
Thrifts & Mortgage Finance: 1.0%
WSFS Financial Corp.	2,548	105,232
Trading Companies & Distributors: 1.4%
Beacon Roofing Supply, Inc. (a)	3,944	144,824
Wireless Telecommunication Services: 0.9%
Gogo, Inc. (a)	23,612	93,976
Total Common Stocks (cost $8,796,654)		9,764,159

Contingent Value Right - 0.0%
Media - 0.0%
Media General, Inc. (a)	1,867	19
Total Contingent Value Right (cost $0)		19

Real Estate Investment Trusts (REITs): 3.8%
NexPoint Residential Trust, Inc.	3,818	158,065
Pebblebrook Hotel Trust	3,668	103,364
Physicians Realty Trust	7,200	125,568
Total REITs (cost $381,944)		386,997

Total Investments - 99.5% (cost $9,178,598)		10,151,175
Other Assets and Liabilities 0.5%		46,386
Net Assets: 100.0%		$10,197,561

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

(a)	No distribution or dividend was made during the year ending June 30, 2019. As such, it is classified as a non-income producing security as of June 30, 2019.
Country Exposure (as a percentage of total investments) (Unaudited)
United States	88.08%
Netherlands	3.73%
United Kingdom	1.60%
Cayman Islands	1.47%
Jersey	1.45%
Puerto Rico	1.33%
Israel	1.29%
Canada	1.05%
Sector Allocation (as a percentage of total investments) (Unaudited)

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019
	Principal	Value
Corporate Bonds: 56.5%
Aerospace: 1.7%
Bombardier, Inc., 7.500%, 3/15/25 (a)	$45,000	$45,126
Bombardier, Inc., 8.750%, 12/1/21 (a)	60,000	65,400
TransDigm, Inc., 6.375%, 6/15/26	35,000	35,437
TransDigm, Inc., 6.250%, 3/15/26 (a)	35,000	36,619
TransDigm, Inc., 7.500%, 3/15/27	35,000	36,531
Triumph Group, Inc., 7.750%, 8/15/25	35,000	33,863
		252,976
Airline Companies: 0.6%
VistaJet Malta Finance PLC, 10.500%, 6/1/24 (a)	85,000	84,788
Automotive: 0.5%
Delphi Technologies PLC, 5.000%, 10/1/25 (a)	85,000	75,650
Banking: 0.9%
Ally Financial, Inc., 8.000%, 3/15/20	35,000	36,181
Ally Financial, Inc., 5.750%, 11/20/25	90,000	99,554
		135,735
Brokerage: 0.6%
Oppenheimer Holdings, Inc., 6.750%, 7/1/22	95,000	97,375
Building & Construction: 0.6%
Ashton Woods USA LLC, 6.750%, 8/1/25 (a)	50,000	48,250
Ashton Woods USA LLC, 9.875%, 4/1/27 (a)	35,000	36,881
		85,131
Building Materials: 0.5%
Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (a)	75,000	74,250
Chemical Companies: 1.8%
CF Industries, Inc., 4.950%, 6/1/43	45,000	40,275
Hexion, Inc., 7.875%, 7/15/27 (a)	45,000	45,225
Olin Corp., 5.000%, 2/1/30	75,000	74,156
Venator Finance Sarl, 5.750%, 7/15/25 (a)	120,000	109,950
		269,606
Computer Hardware: 0.4%
Dell International LLC, 8.100%, 7/15/36 (a)	45,000	55,189
Consumer/Commercial/Lease Financing: 1.9%
DAE Funding LLC, 5.750%, 11/15/23 (a)	65,000	68,250
Navient Corp., 5.875%, 10/25/24	65,000	65,731
Navient Corp., 7.250%, 9/25/23	35,000	37,363
Navient Corp., 8.000%, 3/25/20	35,000	36,225
Park Aerospace Holdings Ltd., 5.250%, 8/15/22 (a)	35,000	36,946
Park Aerospace Holdings Ltd., 4.500%, 3/15/23 (a)	45,000	46,555
		291,070
Consumer-Products: 0.3%
HLF Financing Sarl LLC, 7.250%, 8/15/26 (a)	45,000	45,225
	Principal	Value
Electric-Generation: 2.5%
Calpine Corp., 5.375%, 1/15/23	$35,000	$35,393
GenOn Energy, Inc., 9.392% (6 Month LIBOR USD + 6.500%), 12/1/23 (b)	160,000	158,600
Talen Energy Supply LLC, 6.500%, 6/1/25	130,000	108,875
Talen Energy Supply LLC, 6.625%, 1/15/28 (a)	25,000	24,844
Vistra Operations Co. LLC, 5.625%, 2/15/27 (a)	45,000	47,644
		375,356
Electronics: 0.3%
MagnaChip Semiconductor Corp., 6.625%, 7/15/21	40,000	39,750
Energy-Exploration & Production: 4.7%
Callon Petroleum Co., 6.125%, 10/1/24	35,000	35,350
Comstock Resources, Inc., 9.750%, 8/15/26	50,000	38,375
Covey Park Energy LLC, 7.500%, 5/15/25 (a)	40,000	28,800
Gulfport Energy Corp., 6.625%, 5/1/23	15,000	12,900
Gulfport Energy Corp., 6.000%, 10/15/24	60,000	46,350
Jagged Peak Energy LLC, 5.875%, 5/1/26	40,000	39,400
Matador Resources Co., 5.875%, 9/15/26	50,000	50,500
Montage Resources Corp., 8.875%, 7/15/23	85,000	71,613
Northern Oil and Gas, Inc., 8.500% Cash or 1.000% PIK, 5/15/23 (c)	55,137	56,929
Oasis Petroleum, Inc., 6.250%, 5/1/26 (a)	60,000	58,050
PDC Energy, Inc., 6.125%, 9/15/24	50,000	50,000
Range Resources Corp., 5.000%, 8/15/22	80,000	76,200
SM Energy Co., 5.625%, 6/1/25	40,000	36,400
Southwestern Energy Co., 6.200%, 1/23/25	35,000	32,025
Unit Corp., 6.625%, 5/15/21	90,000	81,000
		713,892
Entertainment: 1.1%
AMC Entertainment Holdings, Inc., 5.750%, 6/15/25	110,000	101,893
Lions Gate Capital Holdings LLC, 6.375%, 2/1/24 (a)	30,000	31,537
National CineMedia LLC, 5.750%, 8/15/26	40,000	38,100
		171,530
Food & Drug Retailers: 0.6%
Albertsons Cos LLC, 6.625%, 6/15/24	95,000	98,444
Food-Wholesale: 2.0%
JBS USA LUX SA, 6.750%, 2/15/28 (a)	70,000	76,037
KeHE Distributors LLC, 7.625%, 8/15/21 (a)	95,000	94,288
Pilgrim's Pride Corp., 5.750%, 3/15/25 (a)	60,000	60,900
Simmons Foods, Inc., 5.750%, 11/1/24 (a)	90,000	81,900
		313,125
Forestry/Paper: 0.6%
Mercer International, Inc., 7.375%, 1/15/25 (a)	40,000	42,500
Rayonier AM Products, Inc., 5.500%, 6/1/24 (a)	50,000	42,750
		85,250

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

	Principal	Value
Gaming: 1.3%
Gateway Casinos & Entertainment Ltd., 8.250%, 3/1/24 (a)	$40,000	$42,100
Scientific Games International, Inc., 10.000%, 12/1/22	35,000	36,706
Scientific Games International, Inc., 8.250%, 3/15/26 (a)	35,000	36,750
Stars Group Holdings BV, 7.000%, 7/15/26 (a)	50,000	52,875
The Enterprise Development Authority, 12.000%, 7/15/24 (a)	35,000	37,975
		206,406
Gas Distribution: 2.4%
DCP Midstream Operating LP, 5.850% (3 Month LIBOR USD + 3.850%), 5/21/43 (a)(b)	90,000	84,375
Enterprise Products Operating LLC, 4.875% (3 Month LIBOR USD + 2.986%), 8/16/77 (b)	50,000	47,106
NGL Energy Partners LP, 7.500%, 11/1/23	55,000	57,475
NGPL PipeCo LLC, 7.768%, 12/15/37 (a)	45,000	57,150
Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)	45,000	50,193
Sabine Pass Liquefaction LLC, 4.200%, 3/15/28	60,000	62,989
		359,288
Health Services: 0.3%
MEDNAX, Inc., 6.250%, 1/15/27	40,000	39,350
Hospitals: 1.0%
HCA, Inc., 5.500%, 6/15/47	35,000	37,356
Tenet Healthcare Corp., 8.125%, 4/1/22	40,000	42,000
Tenet Healthcare Corp., 6.750%, 6/15/23	70,000	70,262
		149,618
Hotels: 0.2%
Marriott Ownership Resorts, Inc., 6.500%, 9/15/26	30,000	32,175
Household & Leisure Products/Durables: 0.3%
Tempur Sealy International, Inc., 5.500%, 6/15/26	45,000	46,688
Investments & Miscellaneous Financial Services: 1.0%
Icahn Enterprises LP, 6.375%, 12/15/25	60,000	61,248
Icahn Enterprises LP, 6.250%, 5/15/26 (a)	85,000	85,956
		147,204
Machinery Companies: 0.3%
Cleaver-Brooks, Inc., 7.875%, 3/1/23 (a)	45,000	43,153
Media-Broadcast: 3.0%
Cumulus Media New Holdings, Inc., 6.750%, 7/1/26 (a)	45,000	44,887
Entercom Media Corp., 7.250%, 11/1/24 (a)	35,000	36,881
Entercom Media Corp., 6.500%, 5/1/27 (a)	35,000	36,400
Salem Media Group, Inc., 6.750%, 6/1/24 (a)	45,000	39,375
	Principal	Value
Sinclair Television Group, Inc., 5.625%, 8/1/24 (a)	$30,000	$30,675
The E.W. Scripps Co., 5.125%, 5/15/25 (a)	120,000	115,200
Townsquare Media, Inc., 6.500%, 4/1/23 (a)	40,000	39,400
Univision Communications, Inc., 5.125%, 5/15/23 (a)	75,000	73,313
Urban One, Inc., 7.375%, 10/15/22 (a)	45,000	44,888
		461,019
Media-Cable: 2.0%
CSC Holdings LLC, 6.750%, 11/15/21	65,000	69,550
DISH DBS Corp., 5.875%, 7/15/22	145,000	147,175
DISH DBS Corp., 5.875%, 11/15/24	100,000	94,625
		311,350
Media-Services: 1.0%
Clear Channel Worldwide Holdings, Inc., 9.250%, 2/15/24 (a)	110,000	119,350
MDC Partners, Inc., 6.500%, 5/1/24 (a)	45,000	41,353
		160,703
Metals/Mining Excluding Steel: 2.9%
AK Steel Corp., 7.000%, 3/15/27	55,000	44,550
Alliance Resource Operating Partners LP, 7.500%, 5/1/25 (a)	65,000	68,250
Cleveland-Cliffs, Inc., 5.750%, 3/1/25	115,000	114,425
CONSOL Energy, Inc., 11.000%, 11/15/25 (a)	90,000	97,425
Peabody Energy Corp., 6.375%, 3/31/25 (a)	75,000	75,938
Teck Resources Ltd., 6.250%, 7/15/41	35,000	39,171
		439,759
Multi-Line Insurance: 0.4%
Genworth Holdings, Inc., 7.700%, 6/15/20	15,000	15,059
Genworth Holdings, Inc., 7.625%, 9/24/21	55,000	53,900
		68,959
Non-Food & Drug Retailers: 0.3%
L Brands, Inc., 6.694%, 1/15/27	40,000	39,200
Oil Field Equipment & Services: 1.8%
CSI Compressco LP, 7.500%, 4/1/25 (a)	25,000	24,531
CSI Compressco LP, 7.250%, 8/15/22	40,000	35,900
Nabors Industries, Inc., 4.625%, 9/15/21	40,000	39,000
Nabors Industries, Inc., 5.500%, 1/15/23	80,000	74,800
Transocean Poseidon Ltd., 6.875%, 2/1/27 (a)	35,000	36,991
Transocean, Inc., 6.800%, 3/15/38	45,000	33,750
Transocean, Inc., 9.000%, 7/15/23 (a)	30,000	31,950
		276,922
Oil Refining & Marketing: 0.3%
PBF Holding Co. LLC, 7.000%, 11/15/23	20,000	20,750
PBF Holding Co. LLC, 7.250%, 6/15/25	30,000	31,425
		52,175
Packaging: 0.7%
LABL Escrow Issuer LLC, 6.750%, 7/15/26 (a)	45,000	45,472
Pactiv LLC, 7.950%, 12/15/25	50,000	54,563
		100,035

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

	Principal	Value
Pharmaceuticals & Devices: 3.1%
Bausch Health Americas, Inc., 9.250%, 4/1/26 (a)	$140,000	$156,632
Bausch Health Cos, Inc., 6.125%, 4/15/25 (a)	35,000	35,700
Endo Finance LLC, 5.375%, 1/15/23 (a)	100,000	72,000
Kinetic Concepts, Inc., 12.500%, 11/1/21 (a)	50,000	55,063
Mallinckrodt International Finance SA, 4.875%, 4/15/20 (a)	155,000	149,381
		468,776
Printing & Publishing: 1.2%
Lee Enterprises, Inc., 9.500%, 3/15/22 (a)	45,000	45,787
Meredith Corp., 6.875%, 2/1/26	130,000	137,947
		183,734
Real Estate Development & Management: 0.5%
Realogy Group LLC, 4.875%, 6/1/23 (a)	85,000	76,500
Restaurants: 0.3%
Yum! Brands, Inc., 6.875%, 11/15/37	20,000	21,050
Yum! Brands, Inc., 5.350%, 11/1/43	30,000	26,850
		47,900
Software/Services: 0.3%
Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)	55,000	50,463
Steel Producers/Products: 1.2%
AK Steel Corp., 7.625%, 10/1/21	105,000	103,425
United States Steel Corp., 6.875%, 8/15/25	80,000	75,200
		178,625
Support-Services: 2.2%
Herc Holdings, Inc., 5.500%, 7/15/27 (a)	40,000	40,250
The ADT Security Corp., 4.875%, 7/15/32 (a)	50,000	43,125
The GEO Group, Inc., 6.000%, 4/15/26	85,000	73,924
The Hertz Corp., 5.500%, 10/15/24 (a)	90,000	85,977
The Hertz Corp., 7.625%, 6/1/22 (a)	85,000	88,294
		331,570
Telecom-Integrated/Services: 5.6%
CenturyLink, Inc., 7.600%, 9/15/39	125,000	116,575
CenturyLink, Inc., 7.500%, 4/1/24	80,000	88,500
Cincinnati Bell, Inc., 7.000%, 7/15/24 (a)	55,000	48,537
Cogent Communications Group, Inc., 5.625%, 4/15/21 (a)	65,000	65,894
Consolidated Communications, Inc., 6.500%, 10/1/22	70,000	65,253
Gogo Intermediate Holdings LLC, 9.875%, 5/1/24 (a)	170,000	174,888
Intelsat Connect Finance SA, 9.500%, 2/15/23 (a)	80,000	70,800
Intelsat Luxembourg SA, 7.750%, 6/1/21	190,000	181,925
Qwest Corp., 6.875%, 9/15/33	45,000	44,926
		857,298
	Principal	Value
Telecom-Wireless: 1.3%
GTT Communications, Inc., 7.875%, 12/31/24 (a)	$80,000	$65,400
Sprint Corp., 7.875%, 9/15/23	40,000	43,500
Sprint Corp., 7.125%, 6/15/24	90,000	95,427
		204,327
Total Corporate Bonds (cost $8,501,947)		8,597,539

Convertible Bond: 0.2%
Pharmaceuticals & Devices: 0.2%
Teva Pharmaceutical Finance Co. LLC, 0.250%, 2/1/26	40,000	36,575
Total Convertible Bond (cost $36,375)		36,575

Bank Loans: 15.7% (d)
Aerospace: 0.3%
1199169 BC ULC, 6.330% (3 Month US LIBOR + 4.000%), 4/4/26	17,483	17,545
Dynasty Acquisition Co., Inc., 6.330% (3 Month US LIBOR + 4.000%), 4/8/26	32,517	32,634
		50,179
Auto Parts & Equipment: 0.3%
Adient US LLC, 6.870%, 5/6/24
(6 Month US LIBOR + 4.250%)	37,500	36,493
(3 Month US LIBOR + 4.250%)	12,500	12,164
		48,657
Consumer-Products: 1.3%
BDF Acquisition Corp., 7.652% (1 Month US LIBOR + 5.250%), 8/8/23	99,219	96,615
HLF Financing Sarl LLC, 5.652% (1 Month US LIBOR + 3.250%), 8/16/25	99,374	99,234
		195,849
Diversified Financial Services: 0.4%
Nuvei Technologies Corp., 7.500% (3 Month US LIBOR + 5.000%), 9/28/25	60,000	59,237
Electric-Generation: 0.3%
Lightstone Holdco LLC, 6.152% (3 Month US LIBOR + 3.750%), 1/30/24	47,330	46,650
Lightstone Holdco LLC, 6.152% (3 Month US LIBOR + 3.750%), 1/30/24	2,670	2,631
		49,281
Entertainment: 0.2%
United PF Holdings LLC, 7.000% (3 Month US LIBOR + 4.500%), 6/14/26	30,800	30,761
United PF Holdings LLC, 7.000% (3 Month US LIBOR + 4.500%), 6/14/26	4,200	4,195
		34,956
Environmental & Waste: 0.3%
GFL Environmental, Inc., 5.402%, 5/31/25
(1 Month US LIBOR + 3.000%)	32,475	31,918
(1 Month US LIBOR + 3.000%)	15,250	14,988
(1 Month US LIBOR + 3.000%)	1,899	1,867
		48,773

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

	Principal	Value
Gaming: 0.6%
PCI Gaming Authority, 5.402% (1 Month US LIBOR + 3.000%), 5/31/26	$50,000	$50,052
Stars Group Holdings BV, 5.830%, 7/10/25
(3 Month US LIBOR + 3.500%)	41,247	41,225
(3 Month US LIBOR + 3.500%)	3,470	3,468
		94,745
Gas Distribution: 0.7%
Prairie ECI Acquiror LP, 7.080% (3 Month US LIBOR + 4.750%), 3/11/26	49,875	50,037
Woodford Express LLC, 7.402% (1 Month US LIBOR + 5.000%), 1/26/25	49,375	48,429
		98,466
Health Services: 0.8%
American Renal Holdings, Inc., 7.902% (1 Month US LIBOR + 5.500%), 6/22/24	74,242	74,127
Gentiva Health Services, Inc., 6.187% (1 Month US LIBOR + 3.750%), 7/2/25	48,502	48,502
		122,629
Industrial Conglomerates: 0.3%
Deliver Buyer, Inc., 7.330% (3 Month US LIBOR + 5.000%), 5/1/24	49,495	49,247
Investments & Miscellaneous Financial Services: 1.0%
Russell Investments US Institutional Holdco, Inc., 5.652% (1 Month US LIBOR + 3.250%), 6/1/23	49,364	48,833
The Edelman Financial Center LLC, 5.644% (1 Month US LIBOR + 3.250%), 7/19/25	49,625	49,421
VeriFone Systems, Inc., 6.520% (3 Month US LIBOR + 4.000%), 8/20/25	49,750	48,133
		146,387
Machinery Companies: 0.3%
Crosby Acquisition Corp., 7.250%, (3 Month US LIBOR + 4.750%), 6/19/26	50,000	49,521
Media-Broadcast: 0.9%
Cumulus Media New Holdings, Inc., 6.910% (1 Month US LIBOR + 4.500%), 5/15/22	37,278	37,231
ION Media Networks, Inc., 5.160% (1 Month US LIBOR + 2.750%), 12/18/20	50,000	49,875
Univision Communications, Inc., 5.152% (1 Month US LIBOR + 2.750%), 3/15/24	48,497	46,118
		133,224
Media-Cable: 1.6%
Altice France SA, 6.394% (1 Month US LIBOR + 4.000%), 8/14/26	249,750	244,131
Metals & Mining: 0.7%
Big River Steel LLC, 7.330% (3 Month US LIBOR + 5.000%), 8/23/23	98,993	99,241
	Principal	Value
Metals/Mining Excluding Steel: 1.0%
Aleris International, Inc., 7.152% (1 Month US LIBOR + 4.750%), 2/27/23	$49,500	$49,515
American Rock Salt Co. LLC, 6.152% (1 Month US LIBOR + 3.750%), 3/21/25	48,032	47,852
CONSOL Energy, Inc., 6.910% (1 Month US LIBOR + 4.500%), 9/28/24	49,875	49,688
		147,055
Multi-Line Insurance: 0.3%
Asurion LLC, 5.402% (1 Month US LIBOR + 3.000%), 8/4/22	45,310	45,181
Non-Food & Drug Retailers: 0.6%
Calceus Acquisition, Inc., 7.938% (1 Month US LIBOR + 5.500%), 2/12/25	49,688	49,268
PetSmart, Inc., 6.750% (3 Month US LIBOR + 4.250%), 3/11/22	41,886	40,721
		89,989
Pharmaceuticals: 0.3%
Amneal Pharmaceuticals LLC, 5.937% (1 Month US LIBOR + 3.500%), 5/4/25	49,488	49,066
Pharmaceuticals & Devices: 0.9%
Bausch Health Americas, Inc., 5.412% (1 Month US LIBOR + 3.000%), 6/1/25	45,360	45,332
Endo International PLC, 6.687% (1 Month US LIBOR + 4.250%), 4/27/24	49,370	46,244
Greatbatch Ltd., 5.420% (1 Month US LIBOR + 3.000%), 10/27/22	45,888	45,919
		137,495
Software/Services: 1.0%
Go Daddy Operating Co. LLC, 4.402%, 2/15/24
(1 Month US LIBOR + 2.000%)	28,343	28,335
(1 Month US LIBOR + 2.000%)	9,100	9,098
New Media Holdings II LLC, 8.580% (3 Month US LIBOR + 6.250%), 7/14/22	74,061	73,505
Rackspace Hosting, Inc., 5.575% (3 Month US LIBOR + 0.000%), 11/3/23
(3 Month US LIBOR + 3.000%)	49,873	45,958
(1 Month US LIBOR + 3.000%)	127	117
		157,013
Support-Services: 0.7%
Drive Chassis Holdco LLC, 10.834% (3 Month US LIBOR + 8.250%), 4/10/26	50,000	47,938
UOS LLC, 7.830%, 4/18/23
(3 Month US LIBOR + 5.500%)	45,185	45,297
(3 Month US LIBOR + 5.500%)	4,435	4,447
		97,682
Telecom-Integrated/Services: 0.3%
Cyxtera DC Holdings, Inc., 9.670% (1 Month US LIBOR + 7.250%), 5/1/25	50,000	43,214

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL MULTI-CREDIT HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

	Principal	Value
Telecommunications Equipment: 0.3%
CommScope, Inc., 5.652% (1 Month US LIBOR + 3.250%), 4/4/26	$ 50,000	$49,800
Transportation Excluding Air/Rail: 0.3%
CB URS Holdings Corp., 7.652% (1 Month US LIBOR + 5.250%), 10/19/24	49,221	48,821
Total Bank Loans (cost $2,400,943)		2,389,839

	Shares
Common Stock: 0.0%
Media-Cable: 0.0%
ACC Claims Holdings LLC (e)(f)	11,610	—
Total Common Stock (cost $237)		—

Mutual Fund: 24.5%
Bank Loan Related: 24.5%
Penn Capital Defensive Floating Rate Income Fund - Institutional Class (g)	374,790	3,736,653
Total Mutual Fund (cost $3,798,301)		3,736,653

Preferred Stock: 0.0%
Spanish Broadcasting System, Inc. 10.750% Cash or 10.750% PIK (e)(h)	1	40
Total Preferred Stock (cost $613)		40

	Principal
U.S. Government Notes: 1.9%
United States Treasury Fixed Rate Note
2.875%, 10/31/20	$ 135,000	136,751
United States Treasury Fixed Rate Note
2.125%, 5/31/21	150,000	150,978
Total U.S. Government Notes (cost $285,860)		287,729

Total Investments - 98.8% (cost $15,024,276)		15,048,375
Other Assets and Liabilities 1.2%		187,415
Net Assets: 100.0%		$15,235,790

Percentages are stated as a percent of net assets.

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2019, the value of these investments was $4,281,051, or 28.1% of total net assets.
(b)	Variable rate security. The rate listed is as of June 30, 2019.
(c)	Payment-in-kind security which may pay/invest interest in additional par/shares and/or in cash. As of June 30, 2019, the total payment-in-kind was $0, or 0.0%, of total net assets.
(d)	Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(e)	This security is currently being fair valued in accordance with procedures established by the Board of Trustees and is deemed a Level 3 security as it is valued using significant unobservable inputs.
(f)	No distribution or dividend was made during the year ending June 30, 2019. As such, it is classified as a non-income producing security as of June 30, 2019.
(g)	Affiliated company. See Note 7.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. No distribution or dividend was made during the year ended June 30, 2019. As such, it is classified as a non-income producing security as of June 30, 2019.
Country Exposure (as a percentage of total investments) (Unaudited)
United States	92.37%
Luxembourg	3.77%
Canada	1.72%
Cayman Islands	0.77%
Malta	0.54%
Jersey	0.49%
Netherlands	0.34%

Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019
	Principal	Value
Bank Loans: 80.8% (a)
Aerospace: 0.7%
1199169 BC ULC, 6.330% (3 Month US LIBOR + 4.000%), 4/4/26	$52,448	$52,635
Ducommun, Inc., 6.371%, 11/21/25
(1 Month US LIBOR + 4.000%)	67,708	67,962
(1 Month US LIBOR + 4.000%)	50,521	50,710
Dynasty Acquisition Co., Inc., 6.330% (3 Month US LIBOR + 4.000%), 4/8/26	97,552	97,901
		269,208
Airline Companies: 1.7%
Allegiant Travel Co., 7.065% (3 Month US LIBOR + 4.500%), 2/5/24	149,625	149,532
American Airlines, Inc., 4.061% (3 Month US LIBOR + 1.750%), 6/27/25	331,123	321,838
United Airlines, Inc., 4.152% (1 Month US LIBOR + 1.750%), 4/1/24	148,858	147,974
		619,344
Auto Parts & Equipment: 0.8%
Adient US LLC, 6.870%, 5/6/24
(6 Month US LIBOR + 4.250%)	112,500	109,478
(3 Month US LIBOR + 4.250%)	37,500	36,492
Gates Global LLC, 5.152% (1 Month US LIBOR + 2.750%), 3/31/24	148,864	147,814
		293,784
Automotive: 0.7%
Navistar, Inc., 5.910% (1 Month US LIBOR + 3.500%), 11/6/24	246,875	246,026
Building & Construction: 0.3%
Janus International Group LLC, 5.402% (1 Month US LIBOR + 3.000%), 2/15/25	123,437	122,203
Building Materials: 1.0%
Foundation Building Materials LLC, 5.402% (1 Month US LIBOR + 3.000%), 7/30/25	149,250	148,504
Quikrete Holdings, Inc., 5.152% (1 Month US LIBOR + 2.750%), 11/15/23	240,385	235,911
		384,415
Building Products: 0.6%
Atkore International, Inc., 5.070% (3 Month US LIBOR + 2.750%), 12/22/23	239,994	238,945

	Principal	Value
Chemical Companies: 2.5%
Composite Resins Subholding BV, 6.815%, 8/1/25
(3 Month US LIBOR + 4.250%)	$53,962	$53,288
(3 Month US LIBOR + 4.250%)	11,766	11,619
(3 Month US LIBOR + 4.250%)	8,522	8,415
Encapsys LLC, 5.652% (1 Month US LIBOR + 3.250%), 11/7/24	121,162	120,505
HB Fuller Co., 4.383% (1 Month US LIBOR + 2.000%), 10/20/24	220,262	216,257
Hexion, Inc., 5.900% (3 Month US LIBOR + 3.500%), 6/27/26	150,000	149,812
Tronox Finance LLC, 5.330%, 9/22/24
(1 Month US LIBOR + 3.000%)	136,402	134,916
(3 Month US LIBOR + 3.000%)	87,209	86,260
Univar USA, Inc., 4.652% (1 Month US LIBOR + 2.250%), 7/1/24	164,550	163,984
		945,056
Computer Hardware: 0.8%
Dell International LLC, 4.150% (1 Month US LIBOR + 1.750%), 3/13/24	146,053	144,227
GLOBALFOUNDRIES, Inc., 6.437% (1 Month US LIBOR + 4.000%), 6/5/26	150,000	147,375
		291,602
Consumer/Commercial/Lease Financing: 0.4%
Avolon TLB Borrower 1 US LLC, 4.133% (1 Month US LIBOR + 1.750%), 1/15/25	142,305	142,039
Consumer-Products: 1.2%
BDF Acquisition Corp., 7.652% (1 Month US LIBOR + 5.250%), 8/8/23	197,403	192,221
HLF Financing Sarl LLC, 5.652% (1 Month US LIBOR + 3.250%), 8/16/25	248,125	247,775
		439,996
Diversified Capital Goods: 0.9%
Harsco Corp., 4.687% (1 Month US LIBOR + 2.250%), 12/8/24	245,030	245,029
Thermon Holding Corp., 6.190% (1 Month US LIBOR + 3.750%), 10/30/24	102,937	102,809
		347,838
Diversified Financial Services: 0.4%
Nuvei Technologies Corp., 7.500% (3 Month US LIBOR + 5.000%), 9/28/25	150,000	148,037
		148,037

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

	Principal	Value
Electric Utilities: 0.3%
Compass Power Generation LLC, 5.902% (1 Month US LIBOR + 3.500%), 12/20/24	$120,188	$120,219
Electric-Generation: 3.0%
Calpine Corp., 5.080% (3 Month US LIBOR + 2.750%), 4/1/26	250,000	249,493
Edgewater Generation LLC, 6.152% (1 Month US LIBOR + 3.750%), 12/13/25	174,125	173,653
Edgewater Generation LLC, 6.233% (3 Month US LIBOR + 3.750%), 12/13/25	18,000	17,955
Lightstone Holdco LLC, 6.152% (1 Month US LIBOR + 3.750%), 1/30/24	285,444	281,342
Lightstone Holdco LLC, 6.152% (1 Month US LIBOR + 3.750%), 1/30/24	16,099	15,868
Talen Energy Supply LLC, 6.402% (1 Month US LIBOR + 4.000%), 4/13/24	247,730	247,497
TerraForm Power Operating LLC, 4.402% (1 Month US LIBOR + 2.000%), 11/8/22	123,125	122,355
		1,108,163
Electric-Integrated: 0.6%
Pike Corp., 5.910% (1 Month US LIBOR + 3.500%), 3/23/25	233,776	233,902
Energy Distribution: 0.4%
Blackstone CQP Holdco LP, 5.920% (3 Month US LIBOR + 3.500%), 6/20/24	150,000	150,150
Entertainment: 3.3%
Alterra Mountain Co., 5.402% (1 Month US LIBOR + 3.000%), 7/31/24	246,250	245,019
AMC Entertainment Holdings, Inc., 5.230% (6 Month US LIBOR + 3.000%), 4/22/26	148,854	148,407
Crown Finance US, Inc., 4.652% (1 Month US LIBOR + 2.250%), 2/28/25	185,175	181,992
Life Time Fitness, Inc., 5.272% (3 Month US LIBOR + 2.750%), 6/15/22	241,333	240,126
Lions Gate Capital Holdings LLC, 4.652% (1 Month US LIBOR + 2.250%), 3/24/25	110,437	109,563
SeaWorld Parks & Entertainment, Inc., 5.438% (1 Month US LIBOR + 3.000%), 3/31/24	246,536	245,478
United PF Holdings LLC, 7.000% (3 Month US LIBOR + 4.500%), 6/14/26	74,800	74,707
United PF Holdings LLC, 7.000% (3 Month US LIBOR + 4.500%), 6/14/26	10,200	10,187
		1,255,479
Environmental & Waste: 0.5%
GFL Environmental, Inc., 5.402%, 5/31/25
(1 Month US LIBOR + 3.000%)	129,901	127,674
(1 Month US LIBOR + 3.000%)	60,999	59,954
(1 Month US LIBOR + 3.000%)	7,596	7,466
		195,094
Food & Drug Retailers: 0.6%
Albertson’s LLC, 5.311% (3 Month US LIBOR + 3.000%), 12/21/22	243,167	243,106
	Principal	Value
Food-Wholesale: 0.6%
American Seafoods Group LLC, 5.180%, 8/21/23
(1 Month US LIBOR + 2.750%)	$235,490	$234,461
(1 Month US LIBOR + 2.750%)	3,609	3,593
		238,054
Gaming: 3.2%
Boyd Gaming Corp., 4.622% (1 Week US LIBOR + 2.250%), 9/15/23	216,757	215,378
Eldorado Resorts, Inc., 4.687%, 4/17/24
(1 Month US LIBOR + 2.250%)	77,198	76,836
(1 Month US LIBOR + 2.250%)	68,793	68,470
(1 Month US LIBOR + 2.250%)	18,966	18,877
Gateway Casinos & Entertainment Ltd., 5.330% (3 Month US LIBOR + 3.000%), 3/13/25	222,936	219,035
PCI Gaming Authority, 5.402% (1 Month US LIBOR + 3.000%), 5/31/26	150,000	150,156
Scientific Games International, Inc., 5.152%, 8/14/24
(2 Month US LIBOR + 2.750%)	198,469	195,299
(1 Month US LIBOR + 2.750%)	47,789	47,026
Stars Group Holdings BV, 5.830%, 7/10/25
(3 Month US LIBOR + 3.500%)	205,923	205,816
(3 Month US LIBOR + 3.500%)	17,325	17,316
		1,214,209
Gas Distribution: 1.3%
Centurion Pipeline Co. LLC, 5.652% (1 Month US LIBOR + 3.250%), 9/30/25	199,000	198,751
Prairie ECI Acquiror LP, 7.080% (3 Month US LIBOR + 4.750%), 3/11/26	149,625	150,111
Woodford Express LLC, 7.402% (1 Month US LIBOR + 5.000%), 1/26/25	123,437	121,071
		469,933
Health Care Equipment & Supplies: 0.3%
Exactech, Inc., 6.152% (1 Month US LIBOR + 3.750%), 2/14/25	123,437	122,820
Health Care Providers & Services: 0.9%
Press Ganey Holdings, Inc., 5.152% (1 Month US LIBOR + 2.750%), 10/23/23	222,033	221,755
Prospect Medical Holdings, Inc., 7.937% (1 Month US LIBOR + 5.500%), 2/24/24	123,437	116,134
		337,889

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

	Principal	Value
Health Services: 3.1%
Acadia Healthcare Co., Inc., 4.902% (1 Month US LIBOR + 2.500%), 2/16/23	$235,520	$234,197
American Renal Holdings, Inc., 7.902% (1 Month US LIBOR + 5.500%), 6/22/24	222,727	222,380
Concentra, Inc., 5.210% (3 Month US LIBOR + 2.750%), 6/1/22	232,800	232,509
Gentiva Health Services, Inc., 6.187% (1 Month US LIBOR + 3.750%), 7/2/25	242,511	242,511
Select Medical Corp., 4.850% (3 Month US LIBOR + 2.500%), 3/6/25	223,991	222,732
		1,154,329
Hotels: 0.3%
Marriott Ownership Resorts, Inc., 4.652% (1 Month US LIBOR + 2.250%), 8/29/25	99,500	99,417
Industrial Conglomerates: 1.0%
Deliver Buyer, Inc., 7.330% (3 Month US LIBOR + 5.000%), 5/1/24	148,485	147,742
MTS Systems Corp., 5.660% (1 Month US LIBOR + 3.250%), 7/5/23	212,444	211,516
		359,258
Internet & Direct Marketing Retail: 0.5%
Shutterfly, Inc., 4.910% (1 Month US LIBOR + 2.500%), 8/17/24	168,673	168,547
Investments & Miscellaneous Financial Services: 5.2%
FinCo I LLC, 4.402% (1 Month US LIBOR + 2.000%), 12/27/22	195,115	194,687
iStar, Inc., 5.133%, 6/28/23
(1 Month US LIBOR + 2.750%)	125,000	124,687
(1 Month US LIBOR + 2.750%)	122,500	122,194
LPL Holdings, Inc., 4.654% (1 Month US LIBOR + 2.250%), 9/21/24	245,011	244,168
Russell Investments US Institutional Holdco, Inc., 5.652% (1 Month US LIBOR + 3.250%), 6/1/23	341,480	337,809
The Edelman Financial Center LLC, 5.644% (1 Month US LIBOR + 3.250%), 7/19/25	199,000	198,182
Trans Union LLC, 4.402% (1 Month US LIBOR + 2.000%), 6/19/25	149,375	148,890
Verifone Systems, Inc., 6.446%, 8/20/25
(3 Month US LIBOR + 4.000%)	26,471	25,842
(3 Month US LIBOR + 4.000%)	23,529	22,971
VeriFone Systems, Inc., 6.520% (3 Month US LIBOR + 4.000%), 8/20/25	199,000	192,532
Victory Capital Holdings, Inc., 6.750% (3 Month US LIBOR + 3.250%), 7/1/26	150,000	150,063
WisdomTree International Holdings Ltd., 4.154% (1 Month US LIBOR + 1.750%), 1/31/21	200,000	196,500
		1,928,525
	Principal	Value
IT Services: 1.3%
NAB Holdings LLC, 5.330% (3 Month US LIBOR + 3.000%), 6/30/24	$245,641	$242,160
Paysafe Holdings US Corp., 5.652% (1 Month US LIBOR + 3.250%), 1/1/25	246,875	243,429
		485,589
Machinery: 0.7%
Milacron LLC, 4.902% (1 Month US LIBOR + 2.500%), 9/28/23	144,783	140,801
Savage Enterprises LLC, 6.920% (1 Month US LIBOR + 4.500%), 8/1/25	130,943	131,026
		271,827
Machinery Companies: 1.0%
Crosby Acquisition Corp., 7.250% (3 Month US LIBOR + 4.750%), 6/19/26	150,000	148,563
Welbilt, Inc., 4.902% (1 Month US LIBOR + 2.500%), 10/23/25	237,500	232,750
		381,313
Media: 0.4%
Meredith Corp., 5.152% (1 Month US LIBOR + 2.750%), 1/31/25	144,684	144,480
Media-Broadcast: 5.7%
Beasley Mezzanine Holdings LLC, 6.390% (1 Month US LIBOR + 4.000%), 11/1/23	235,042	233,867
CSC Holdings LLC, 4.644% (1 Month US LIBOR + 2.250%), 7/17/25	245,614	241,392
Cumulus Media New Holdings, Inc., 6.910% (1 Month US LIBOR + 4.500%), 5/15/22	86,982	86,873
Entercom Media Corp., 5.152% (1 Month US LIBOR + 2.750%), 11/17/24	97,993	97,789
Gray Television, Inc., 4.680% (1 Month US LIBOR + 2.250%), 2/7/24	231,834	230,675
ION Media Networks, Inc., 5.160% (1 Month US LIBOR + 2.750%), 12/18/20	150,000	149,625
Nexstar Broadcasting, Inc., 5.000% (3 Month US LIBOR + 2.750%), 6/20/26	250,000	249,062
Sinclair Television Group, Inc., 4.660% (1 Month US LIBOR + 2.250%), 1/3/24	243,750	240,398
The E.W. Scripps Co., 5.152% (1 Month US LIBOR + 2.750%), 5/1/26	149,625	149,188
Univision Communications, Inc., 5.152% (1 Month US LIBOR + 2.750%), 3/15/24	93,738	89,140
Urban One, Inc., 6.410% (1 Month US LIBOR + 4.000%), 4/18/23	114,521	109,940
WideOpenWest Finance LLC, 5.654% (1 Month US LIBOR + 3.250%), 8/19/23	245,625	239,607
		2,117,556

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

	Principal	Value
Media-Cable: 1.8%
Altice France SA, 6.394% (1 Month US LIBOR + 4.000%), 8/14/26	$149,250	$145,892
Charter Communications Operating LLC, 4.330% (3 Month US LIBOR + 2.000%), 4/30/25	149,242	149,019
Cogeco Communications USA II LP, 4.652% (1 Month US LIBOR + 2.250%), 1/4/25	248,744	246,122
Radiate Holdco LLC, 5.402% (1 Month US LIBOR + 3.000%), 2/1/24	149,375	145,742
		686,775
Metals & Mining: 1.4%
Big River Steel LLC, 7.330% (3 Month US LIBOR + 5.000%), 8/23/23	295,246	295,985
Zekelman Industries, Inc., 4.652% (1 Month US LIBOR + 2.250%), 6/14/21	244,397	243,683
		539,668
Metals/Mining Excluding Steel: 1.3%
Aleris International, Inc., 7.152% (1 Month US LIBOR + 4.750%), 2/27/23	148,500	148,546
American Rock Salt Co. LLC, 6.152% (1 Month US LIBOR + 3.750%), 3/21/25	191,526	190,808
CONSOL Energy, Inc., 6.910% (1 Month US LIBOR + 4.500%), 9/28/24	149,625	149,064
		488,418
Mortgage Real Estate Investment Trusts (REITs): 0.4%
GGP Nimbus LLC, 4.902%, 8/24/25
(1 Month US LIBOR + 2.500%)	112,281	109,486
(1 Month US LIBOR + 2.500%)	37,342	36,413
		145,899
Multi-Line Insurance: 1.0%
Asurion LLC, 5.402% (1 Month US LIBOR + 3.000%), 8/4/22	135,930	135,542
HUB International Ltd., 5.336% (1 Month US LIBOR + 3.000%), 4/25/25	247,500	241,114
		376,656
Non-Food & Drug Retailers: 1.2%
Calceus Acquisition, Inc., 7.938% (1 Month US LIBOR + 5.500%), 2/12/25	124,219	123,170
Michaels Stores, Inc., 4.902%, 1/28/23
(1 Month US LIBOR + 2.500%)	101,326	97,970
(1 Month US LIBOR + 2.500%)	58,769	56,823
(1 Month US LIBOR + 2.500%)	52,813	51,064
(1 Month US LIBOR + 2.500%)	10,133	9,797
PetSmart, Inc., 6.750% (3 Month US LIBOR + 4.250%), 3/11/22	125,657	122,163
		460,987
Oil Field Equipment & Services: 0.6%
Apergy Corp., 4.937% (1 Month US LIBOR + 2.500%), 5/9/25	96,386	96,024
McDermott Technology Americas, Inc., 7.402% (1 Month US LIBOR + 5.000%), 5/10/25	149,621	147,027
		243,051
	Principal	Value
Other Industrial & Manufacturing: 0.6%
RBS Global, Inc., 4.402% (1 Month US LIBOR + 2.000%), 8/21/24	$226,562	$226,223
Packaging: 0.9%
Berry Global, Inc., 4.441% (1 Month US LIBOR + 2.000%), 10/1/22	174,680	173,333
Reynolds Group Holdings, Inc., 5.152%, 2/5/23
(1 Month US LIBOR + 2.750%)	93,360	92,585
(1 Month US LIBOR + 2.750%)	34,458	34,172
(1 Month US LIBOR + 2.750%)	21,037	20,862
		320,952
Pharmaceuticals & Devices: 3.4%
Amneal Pharmaceuticals LLC, 5.937% (1 Month US LIBOR + 3.500%), 5/4/25	198,225	196,532
Bausch Health Americas, Inc., 5.412% (1 Month US LIBOR + 3.000%), 6/1/25	226,805	226,664
Endo International PLC, 6.687% (1 Month US LIBOR + 4.250%), 4/27/24	245,000	229,484
Greatbatch Ltd., 5.420% (1 Month US LIBOR + 3.000%), 10/27/22	137,664	137,759
Jaguar Holding Co. II, 4.902% (1 Month US LIBOR + 2.500%), 8/18/22	248,062	246,484
Kinetic Concepts, Inc., 5.580% (3 Month US LIBOR + 3.250%), 2/3/24	122,195	122,170
LUX HOLDCO III, 5.522%, 3/28/25
(3 Month US LIBOR + 3.000%)	119,891	118,543
(3 Month US LIBOR + 3.000%)	3,547	3,506
		1,281,142
Real Estate Investment Trust (REITs): 0.4%
Apollo Commercial Real Estate Finance, Inc., 5.144% (1 Month US LIBOR + 2.750%), 5/15/26	150,000	149,250
Restaurants: 0.8%
Carrols Restaurant Group, Inc., 5.660% (1 Month US LIBOR + 3.250%), 4/30/26	150,000	148,734
IRB Holding Corp., 5.644% (1 Month US LIBOR + 3.250%), 2/5/25	148,869	146,846
		295,580
Road & Rail: 0.3%
Daseke Cos, Inc., 7.402% (1 Month US LIBOR + 5.000%), 2/27/24	123,125	122,779
Semiconductors & Semiconductor Equipment: 0.9%
Cohu, Inc., 5.200% (6 Month US LIBOR + 3.000%), 10/1/25	173,687	167,174
Xperi Corp., 4.902% (1 Month US LIBOR + 2.500%), 12/1/23	164,167	161,910
		329,084

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

	Principal	Value
Software: 1.7%
Canyon Valor Cos, Inc., 5.080% (3 Month US LIBOR + 2.750%), 6/16/23	$233,548	$231,913
Omnitracs LLC, 5.099% (3 Month US LIBOR + 2.750%), 3/23/25	247,562	243,539
SCS Holdings I, Inc., 6.690% (3 Month US LIBOR + 4.250%), 5/21/26	150,000	149,562
		625,014
Software/Services: 5.7%
Avaya, Inc., 6.651% (1 Month US LIBOR + 4.250%), 12/15/24	246,931	235,819
Blucora, Inc., 5.481% (2 Month US LIBOR + 3.000%), 5/22/24	176,667	176,151
Carbonite, Inc., 6.152% (1 Month US LIBOR + 3.750%), 3/26/26	135,000	135,112
First Data Corp., 4.404% (1 Month US LIBOR + 2.000%), 4/26/24	230,733	230,447
Go Daddy Operating Co. LLC, 4.402%, 2/15/24
(1 Month US LIBOR + 2.000%)	113,371	113,343
(1 Month US LIBOR + 2.000%)	36,399	36,390
Infor US, Inc., 5.080% (3 Month US LIBOR + 2.750%), 2/1/22	149,869	149,388
Match Group, Inc., 4.904% (1 Month US LIBOR + 2.500%), 11/16/22	109,375	109,238
McAfee LLC, 6.152% (1 Month US LIBOR + 3.750%), 9/29/24	242,892	242,399
New Media Holdings II LLC, 8.580% (3 Month US LIBOR + 6.250%), 7/14/22	148,308	147,196
Rackspace Hosting, Inc., 5.575%, 11/3/23
(3 Month US LIBOR + 3.000%)	134,656	124,085
(1 Month US LIBOR + 3.000%)	344	317
SS&C Technologies Holdings Europe Sarl, 4.652% (1 Month US LIBOR + 2.250%), 4/16/25	55,430	55,181
SS&C Technologies, Inc., 4.652% (1 Month US LIBOR + 2.250%), 4/16/25	80,827	80,463
The Ultimate Software Group, Inc., 6.080% (2 Month US LIBOR + 3.750%), 5/3/26	150,000	150,188
Web.com Group, Inc., 6.161% (1 Month US LIBOR + 3.750%), 10/11/25	136,301	134,257
		2,119,974
Support-Services: 3.1%
Aramark Services, Inc., 4.080% (3 Month US LIBOR + 1.750%), 3/11/25	150,000	149,363
KAR Auction Services, Inc., 4.625% (3 Month US LIBOR + 2.250%), 3/11/21	39,359	39,260
PetVet Care Centers LLC, 5.152% (1 Month US LIBOR + 2.750%), 2/14/25	171,838	165,824
PetVet Care Centers LLC, 4.161% (1 Month US LIBOR + 2.750%), 2/14/25	50,851	49,071
Prime Security Services Borrower, LLC, 5.152%, 5/2/22
(1 Month US LIBOR + 2.750%)	192,550	191,123
(1 Month US LIBOR + 2.750%)	23,319	23,147
	Principal	Value
The Hertz Corp., 5.160% (1 Month US LIBOR + 2.750%), 6/30/23	$244,859	$243,710
UOS LLC, 7.830%, 4/18/23
(3 Month US LIBOR + 5.500%)	268,284	268,955
(3 Month US LIBOR + 5.500%)	26,336	26,402
		1,156,855
Telecom-Integrated/Services: 5.3%
CenturyLink, Inc., 5.152% (1 Month US LIBOR + 2.750%), 1/31/25	221,872	216,449
CenturyLink, Inc., 5.152% (1 Month US LIBOR + 2.750%), 9/30/22	146,053	145,505
Cincinnati Bell, Inc., 5.652% (1 Month US LIBOR + 3.250%), 10/2/24	248,125	246,212
Consolidated Communications, Inc., 5.410% (1 Month US LIBOR + 3.000%), 10/5/23	245,301	234,223
Cyxtera DC Holdings, Inc., 5.420% (1 Month US LIBOR + 3.000%), 5/1/24	198,045	183,564
Intelsat Jackson Holdings SA, 6.154% (1 Month US LIBOR + 3.750%), 11/27/23	125,000	123,594
Level 3 Parent LLC, 4.652% (1 Month US LIBOR + 2.250%), 2/22/24	250,000	247,875
MLN US Holdco LLC, 6.938% (1 Month US LIBOR + 4.500%), 11/30/25	149,250	142,255
Sprint Communications, Inc., 4.937% (1 Month US LIBOR + 2.500%), 2/3/24	220,503	216,919
Telesat LLC, 4.830% (3 Month US LIBOR + 2.500%), 11/17/23	238,100	235,224
		1,991,820
Telecommunications Equipment: 1.3%
CommScope, Inc., 5.652% (1 Month US LIBOR + 3.250%), 4/4/26	300,000	298,800
Dawn Acquisition LLC, 6.080% (3 Month US LIBOR + 3.750%), 12/31/25	174,125	170,860
		469,660
Telecom-Wireless: 0.6%
Sable International Finance Ltd., 5.652% (1 Month US LIBOR + 3.250%), 1/31/26	218,667	218,940
Trading Companies & Distributors: 0.3%
DXP Enterprises, Inc., 7.152% (1 Month US LIBOR + 4.750%), 8/29/23	99,494	99,245
Transportation Excluding Air/Rail: 0.4%
CB URS Holdings Corp., 7.652% (1 Month US LIBOR + 5.250%), 10/19/24	143,048	141,886
Water Utilities: 1.2%
EWT Holdings III Corp., 5.402% (1 Month US LIBOR + 3.000%), 12/20/24	255,114	253,839
Shape Technologies Group, Inc., 5.487% (3 Month US LIBOR + 3.000%), 4/20/25	222,750	213,283
		467,122
Total Bank Loans (cost $30,442,742)		30,275,332

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

	Principal	Value
Corporate Bonds: 12.9%
Airline Companies: 0.3%
VistaJet Malta Finance PLC, 10.500%, 6/1/24 (b)	$95,000	$94,763
Auto Parts & Equipment: 0.5%
Meritor, Inc., 6.250%, 2/15/24	200,000	206,000
Brokerage: 0.4%
Oppenheimer Holdings, Inc., 6.750%, 7/1/22	145,000	148,625
Computer Hardware: 0.5%
NCR Corp., 5.000%, 7/15/22	195,000	196,650
Consumer/Commercial/Lease Financing: 0.4%
Navient Corp., 7.250%, 9/25/23	150,000	160,125
Energy-Exploration & Production: 0.5%
Northern Oil and Gas, Inc., 8.500% Cash or 1.000% PIK, 5/15/23 (c)	95,000	98,087
Unit Corp., 6.625%, 5/15/21	105,000	94,500
		192,587
Entertainment: 0.5%
NCL Corp. Ltd., 4.750%, 12/15/21 (b)	201,000	203,764
Environmental & Waste: 0.3%
Stericycle, Inc., 5.375%, 7/15/24 (b)	95,000	99,168
Food & Drug Retailers: 0.6%
Ingles Markets, Inc., 5.750%, 6/15/23	235,000	240,288
Food-Wholesale: 0.3%
Simmons Foods, Inc., 7.750%, 1/15/24 (b)	90,000	96,975
Gas Distribution: 0.7%
Blue Racer Midstream LLC, 6.125%, 11/15/22 (b)	180,000	182,475
NGL Energy Partners LP, 7.500%, 11/1/23	90,000	94,050
		276,525
Health Services: 0.4%
MEDNAX, Inc., 5.250%, 12/1/23 (b)	150,000	148,125
Investments & Miscellaneous Financial Services: 0.5%
Icahn Enterprises LP, 6.250%, 2/1/22	100,000	102,750
VFH Parent LLC, 6.750%, 6/15/22 (b)	90,000	93,255
		196,005
Media-Broadcast: 0.7%
Gray Television, Inc., 5.125%, 10/15/24 (b)	100,000	101,875
Sirius XM Radio, Inc., 4.625%, 7/15/24 (b)	150,000	153,492
		255,367
Media-Cable: 1.2%
Altice France SA, 6.250%, 5/15/24 (b)	200,000	206,000
DISH DBS Corp., 5.875%, 11/15/24	100,000	94,625
DISH DBS Corp., 5.875%, 7/15/22	130,000	131,950
		432,575
Media-Services: 0.3%
Nielsen Finance LLC, 5.000%, 4/15/22 (b)	95,000	94,881
Metals/Mining Excluding Steel: 0.3%
Peabody Energy Corp., 6.375%, 3/31/25 (b)	95,000	96,188
	Principal	Value
Multi-Line Insurance: 0.5%
Genworth Holdings, Inc., 7.700%, 6/15/20	$175,000	$175,691
Oil Field Equipment & Services: 0.1%
Nabors Industries, Inc., 5.000%, 9/15/20	45,000	45,103
Oil Refining & Marketing: 0.5%
PBF Holding Co. LLC, 7.000%, 11/15/23	180,000	186,752
Pharmaceuticals & Devices: 0.6%
Bausch Health Cos, Inc., 5.875%, 5/15/23 (b)	42,000	42,488
Kinetic Concepts, Inc., 12.500%, 11/1/21 (b)	85,000	93,606
Mallinckrodt International Finance SA, 4.875%, 4/15/20 (b)	100,000	96,375
		232,469
Real Estate Development & Management: 0.4%
Realogy Group LLC, 5.250%, 12/1/21 (b)	170,000	163,200
Steel Producers/Products: 0.4%
AK Steel Corp., 7.625%, 10/1/21	150,000	147,750
Support-Services: 1.0%
The GEO Group, Inc., 5.125%, 4/1/23	80,000	71,600
The GEO Group, Inc., 5.875%, 1/15/22	95,000	92,862
The Hertz Corp., 7.625%, 6/1/22 (b)	200,000	207,750
		372,212
Telecom-Integrated/Services: 0.6%
Intelsat Jackson Holdings SA, 9.500%, 9/30/22 (b)	80,000	93,331
Qwest Corp., 6.750%, 12/1/21	125,000	134,219
		227,550
Telecom-Wireless: 0.4%
Sprint Corp., 7.875%, 9/15/23	135,000	146,813
Total Corporate Bonds (cost $4,799,219)		4,836,151

U.S. Government Note: 1.9%
United States Treasury Fixed Rate Note
2.875%, 10/31/20	725,000	734,402
Total U.S. Government Note (cost $728,546)		734,402

Total Investments - 95.6% (cost $35,970,507)		35,845,885
Other Assets and Liabilities 4.4%		1,638,638
Net Assets: 100.0%		$37,484,523

Percentages are stated as a percent of net assets.

(a)	Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2019, the value of these investments was $2,267,711, or 6.0% of total net assets.

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE FLOATING RATE INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

(c)	Payment-in-kind security which may pay/invest interest in additional par/shares and/or in cash. As of June 30, 2019, the total payment-in-kind was $0, or 0.0% of total net assets.
Country Exposure (as a percentage of total investments) (Unaudited)
United States	98.07%
France	0.54%
Bermuda	0.53%
Luxembourg	0.50%
Malta	0.25%
Canada	0.11%
Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019
	Principal	Value
Corporate Bonds: 87.0%
Airline Companies: 1.9%
Air Canada, 7.750%, 4/15/21 (a)	$394,000	$424,732
American Airlines Group, Inc., 5.500%, 10/1/19 (a)	65,000	65,292
American Airlines Group, Inc., 5.000%, 6/1/22 (a)	180,000	185,454
		675,478
Auto Parts & Equipment: 0.5%
Gates Global LLC, 6.000%, 7/15/22 (a)	115,000	115,072
The Goodyear Tire & Rubber Co., 8.750%, 8/15/20	75,000	78,937
		194,009
Automotive: 1.2%
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	200,000	210,832
Jaguar Land Rover Automotive PLC, 3.500%, 3/15/20 (a)	200,000	198,000
		408,832
Banking: 3.5%
Ally Financial, Inc., 8.000%, 3/15/20	525,000	542,718
Ally Financial, Inc., 7.500%, 9/15/20	190,000	199,975
Ally Financial, Inc., 3.750%, 11/18/19	60,000	60,120
Ally Financial, Inc., 4.125%, 2/13/22	60,000	61,500
Ally Financial, Inc., 3.875%, 5/21/24	85,000	87,125
CIT Group, Inc., 4.125%, 3/9/21	275,000	280,239
		1,231,677
Brokerage: 0.4%
Oppenheimer Holdings, Inc., 6.750%, 7/1/22	130,000	133,250
Building & Construction: 3.6%
KB Home, 8.000%, 3/15/20	150,000	154,905
KB Home, 7.500%, 9/15/22	95,000	105,806
KB Home, 7.000%, 12/15/21	145,000	155,621
Lennar Corp., 4.500%, 11/15/19	210,000	210,788
Lennar Corp., 8.375%, 1/15/21	195,000	209,625
Toll Brothers Finance Corp., 6.750%, 11/1/19	35,000	35,296
TRI Pointe Group, Inc., 4.875%, 7/1/21	135,000	137,700
William Lyon Homes, Inc., 7.000%, 8/15/22	90,000	90,338
William Lyon Homes, Inc., 6.000%, 9/1/23	170,000	172,550
		1,272,629
Chemical Companies: 1.7%
Blue Cube Spinco LLC, 9.750%, 10/15/23	105,000	116,025
CF Industries, Inc., 7.125%, 5/1/20	54,000	55,826
Methanex Corp., 3.250%, 12/15/19	220,000	220,229
WR Grace & Co-Conn, 5.125%, 10/1/21 (a)	195,000	202,313
		594,393
	Principal	Value
Computer Hardware: 5.5%
Dell International LLC, 5.875%, 6/15/21 (a)	$365,000	$371,057
EMC Corp., 2.650%, 6/1/20	535,000	532,043
NCR Corp., 4.625%, 2/15/21	340,000	340,850
NCR Corp., 5.000%, 7/15/22	85,000	85,719
NCR Corp., 6.375%, 12/15/23	85,000	87,656
Xerox Corp., 4.500%, 5/15/21	480,000	490,046
		1,907,371
Consumer/Commercial/Lease Financing: 5.8%
DAE Funding LLC, 5.250%, 11/15/21 (a)	175,000	181,781
Navient Corp., 6.500%, 6/15/22	90,000	95,602
Navient Corp., 8.000%, 3/25/20	415,000	429,525
Navient Corp., 7.250%, 1/25/22	477,000	514,564
Park Aerospace Holdings Ltd., 5.250%, 8/15/22 (a)	140,000	147,785
Springleaf Finance Corp., 7.750%, 10/1/21	285,000	311,719
Springleaf Finance Corp., 8.250%, 12/15/20	330,000	354,337
		2,035,313
Consumer-Products: 2.2%
Edgewell Personal Care Co., 4.700%, 5/19/21	210,000	213,675
Edgewell Personal Care Co., 4.700%, 5/24/22	190,000	191,900
Mattel, Inc., 2.350%, 8/15/21	235,000	226,775
Prestige Brands, Inc., 5.375%, 12/15/21 (a)	145,000	145,725
		778,075
Diversified Capital Goods: 1.5%
Actuant Corp., 5.625%, 6/15/22	150,000	151,125
Anixter, Inc., 5.125%, 10/1/21	140,000	145,075
Griffon Corp., 5.250%, 3/1/22	220,000	219,311
		515,511
Electric Utilities: 0.5%
NextEra Energy Operating Partners LP, 4.250%, 7/15/24 (a)	165,000	165,722
Electric-Generation: 0.3%
DPL, Inc., 7.250%, 10/15/21	87,000	93,525
Energy-Exploration & Production: 2.0%
Antero Resources Corp., 5.375%, 11/1/21	100,000	98,750
Northern Oil and Gas, Inc., 8.500% Cash or 1.000% PIK, 5/15/23 (b)	80,200	82,806
QEP Resources, Inc., 6.875%, 3/1/21	120,000	123,300
Range Resources Corp., 5.750%, 6/1/21	120,000	121,200
Unit Corp., 6.625%, 5/15/21	130,000	117,000
WPX Energy, Inc., 8.250%, 8/1/23	125,000	142,500
		685,556
Entertainment: 1.1%
National CineMedia LLC, 6.000%, 4/15/22	305,000	308,050
NCL Corp. Ltd., 4.750%, 12/15/21 (a)	70,000	70,963
		379,013

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

	Principal	Value
Environmental & Waste: 0.5%
Stericycle, Inc., 5.375%, 7/15/24 (a)	$155,000	$161,800
Food & Drug Retailers: 0.4%
Ingles Markets, Inc., 5.750%, 6/15/23	154,000	157,465
Food-Wholesale: 1.0%
Simmons Foods, Inc., 7.750%, 1/15/24 (a)	115,000	123,912
TreeHouse Foods, Inc., 4.875%, 3/15/22	230,000	231,438
		355,350
Gaming: 3.7%
GLP Capital LP, 4.375%, 4/15/21	120,000	122,084
Jack Ohio Finance LLC, 6.750%, 11/15/21 (a)	225,000	231,120
MGM Resorts International, 7.750%, 3/15/22	365,000	406,975
MGM Resorts International, 6.625%, 12/15/21	409,000	441,720
Scientific Games International, Inc., 10.000%, 12/1/22	89,000	93,339
		1,295,238
Gas Distribution: 3.3%
Blue Racer Midstream LLC, 6.125%, 11/15/22 (a)	340,000	344,675
Energy Transfer Operating LP, 7.500%, 10/15/20	240,000	254,542
Midcontinent Express Pipeline LLC, 6.700%, 9/15/19 (a)	290,000	291,349
Rockies Express Pipeline LLC, 5.625%, 4/15/20 (a)	255,000	259,144
		1,149,710
Health Services: 3.1%
Centene Corp., 5.625%, 2/15/21	450,000	458,437
MEDNAX, Inc., 5.250%, 12/1/23 (a)	240,000	237,000
Select Medical Corp., 6.375%, 6/1/21	405,000	405,547
		1,100,984
Hospitals: 5.5%
HCA Healthcare, Inc., 6.250%, 2/15/21	355,000	371,862
HCA, Inc., 6.500%, 2/15/20	185,000	189,253
HCA, Inc., 7.500%, 2/15/22	420,000	463,050
Tenet Healthcare Corp., 6.000%, 10/1/20	838,000	864,188
Tenet Healthcare Corp., 4.750%, 6/1/20	45,000	45,450
		1,933,803
Hotels: 1.5%
RHP Hotel Properties LP, 5.000%, 4/15/21	50,000	49,937
Wyndham Destinations, Inc., 5.625%, 3/1/21	175,000	180,688
Wyndham Destinations, Inc., 4.250%, 3/1/22	280,000	284,200
		514,825
Investments & Miscellaneous Financial Services: 4.3%
Icahn Enterprises LP, 6.000%, 8/1/20	500,000	500,900
Icahn Enterprises LP, 6.250%, 2/1/22	718,000	737,745
Icahn Enterprises LP, 6.750%, 2/1/24	92,000	95,565
VFH Parent LLC, 6.750%, 6/15/22 (a)	170,000	176,149
		1,510,359
	Principal	Value
Machinery Companies: 1.1%
Briggs & Stratton Corp., 6.875%, 12/15/20	$365,000	$379,600
Media-Broadcast: 0.4%
Sinclair Television Group, Inc., 5.375%, 4/1/21	45,000	45,028
Tribune Media Co., 5.875%, 7/15/22	100,000	101,740
		146,768
Media-Cable: 2.5%
Cablevision Systems Corp., 8.000%, 4/15/20	110,000	113,611
CSC Holdings LLC, 6.750%, 11/15/21	330,000	353,100
DISH DBS Corp., 7.875%, 9/1/19	110,000	110,413
DISH DBS Corp., 6.750%, 6/1/21	280,000	294,000
		871,124
Media-Diversified: 0.9%
Netflix, Inc., 5.375%, 2/1/21	95,000	98,206
Netflix, Inc., 5.500%, 2/15/22	200,000	210,250
		308,456
Media-Services: 2.2%
Nielsen Finance LLC, 5.000%, 4/15/22 (a)	775,000	774,031
Metals/Mining Excluding Steel: 3.3%
Arconic, Inc., 6.150%, 8/15/20	585,000	605,491
Freeport-McMoRan, Inc., 3.550%, 3/1/22	250,000	250,312
Peabody Energy Corp., 6.000%, 3/31/22 (a)	290,000	296,888
		1,152,691
Multi-Line Insurance: 0.3%
Genworth Holdings, Inc., 7.700%, 6/15/20	120,000	120,474
Non-Food & Drug Retailers: 1.7%
Foot Locker, Inc., 8.500%, 1/15/22	220,000	244,200
L Brands, Inc., 5.625%, 2/15/22	240,000	250,826
Penske Automotive Group, Inc., 3.750%, 8/15/20	85,000	85,000
		580,026
Office Equipment: 0.2%
Avnet, Inc., 3.750%, 12/1/21	60,000	61,105
Oil Field Equipment & Services: 0.8%
Nabors Industries, Inc., 5.000%, 9/15/20	24,000	24,055
Nabors Industries, Inc., 4.625%, 9/15/21	140,000	136,500
Pride International LLC, 6.875%, 8/15/20	55,000	54,863
Transocean, Inc., 8.375%, 12/15/21	60,000	63,075
		278,493
Oil Refining & Marketing: 0.3%
PBF Holding Co. LLC, 7.000%, 11/15/23	90,000	93,376
Packaging: 2.1%
Ardagh Packaging Finance PLC, 4.250%, 9/15/22 (a)	200,000	202,000
Ball Corp., 4.375%, 12/15/20	110,000	112,420
Berry Global, Inc., 6.000%, 10/15/22	110,000	112,200
Reynolds Group Issuer, Inc., 5.750%, 10/15/20	130,829	131,156
Reynolds Group Issuer, Inc., 5.125%, 7/15/23 (a)	170,000	173,188
		730,964

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

	Principal	Value
Pharmaceuticals & Devices: 3.3%
Bausch Health Cos, Inc., 5.500%, 3/1/23 (a)	$347,000	$349,776
Kinetic Concepts, Inc., 7.875%, 2/15/21 (a)	105,000	107,643
Kinetic Concepts, Inc., 12.500%, 11/1/21 (a)	310,000	341,387
Teva Pharmaceutical Finance IV LLC, 2.250%, 3/18/20	225,000	222,862
Teva Pharmaceutical Finance Netherlands III BV, 2.200%, 7/21/21	150,000	142,313
		1,163,981
Real Estate Development & Management: 0.4%
Realogy Group LLC, 5.250%, 12/1/21 (a)	130,000	124,800
Real Estate Investment Trusts (REITs): 2.0%
HAT Holdings I LLC, 5.250%, 7/15/24 (a)	175,000	178,500
iStar, Inc., 6.500%, 7/1/21	73,000	74,277
iStar, Inc., 6.000%, 4/1/22	125,000	128,125
iStar, Inc., 4.625%, 9/15/20	190,000	191,663
Starwood Property Trust, Inc., 3.625%, 2/1/21	140,000	139,650
		712,215
Software/Services: 0.2%
Symantec Corp., 4.200%, 9/15/20	75,000	76,166
Steel Producers/Products: 0.9%
AK Steel Corp., 7.625%, 10/1/21	170,000	167,450
Allegheny Technologies, Inc., 5.950%, 1/15/21	70,000	71,925
ArcelorMittal, 5.125%, 6/1/20	75,000	76,723
		316,098
Support-Services: 3.8%
CoreCivic, Inc., 4.125%, 4/1/20	120,000	119,100
CoreCivic, Inc., 5.000%, 10/15/22	135,000	134,325
The ADT Security Corp., 6.250%, 10/15/21	350,000	370,125
The GEO Group, Inc., 5.875%, 1/15/22	170,000	166,175
The Hertz Corp., 7.375%, 1/15/21	125,000	125,156
The Hertz Corp., 5.875%, 10/15/20	402,000	402,503
		1,317,384
Telecom-Integrated/Services: 4.0%
CenturyLink, Inc., 6.450%, 6/15/21	150,000	158,625
CenturyLink, Inc., 5.625%, 4/1/20	130,000	131,463
Cogent Communications Group, Inc., 5.375%, 3/1/22 (a)	145,000	150,075
Hughes Satellite Systems Corp., 7.625%, 6/15/21	385,000	411,950
Intelsat Jackson Holdings SA, 9.500%, 9/30/22 (a)	300,000	349,992
Qwest Corp., 6.750%, 12/1/21	172,000	184,685
		1,386,790
Telecommunications Equipment: 0.4%
CommScope, Inc., 5.000%, 6/15/21 (a)	125,000	124,688
	Principal	Value
Telecom-Wireless: 1.2%
Sprint Communications, Inc., 11.500%, 11/15/21	$100,000	$115,500
Sprint Communications, Inc., 7.000%, 8/15/20	180,000	186,525
Sprint Corp., 7.250%, 9/15/21	105,000	111,563
		413,588
Total Corporate Bonds (cost $30,174,686)		30,382,706

Convertible Bond: 0.4%
Energy - Exploration & Production: 0.4%
Whiting Petroleum Corp., 1.250%, 4/1/20	150,000	145,125
Total Convertible Bond (cost $146,362)		145,125

Bank Loans: 6.2% (c)
Airline Companies: 0.3%
American Airlines, Inc., 4.402% (1 Month US LIBOR + 2.000%), 4/28/23	123,724	121,900
Auto Parts & Equipment: 0.3%
Aptiv Corp., 3.687% (1 Month US LIBOR + 1.250%), 8/17/21	123,377	121,834
Computer Hardware: 0.2%
Dell International LLC, 4.160% (1 Month US LIBOR + 1.750%), 9/7/21	68,404	68,250
Diversified Telecommunication Services: 0.3%
Consolidated Communications, Inc., 5.410% (3 Month US LIBOR + 3.000%), 10/5/23	99,745	95,240
Health Services: 0.6%
DaVita, Inc., 5.135% (1 Month US LIBOR + 2.750%), 6/24/21	198,433	198,062
Investments & Miscellaneous Financial Services: 0.4%
WisdomTree International Holdings Ltd., 4.154% (1 Month US LIBOR + 1.750%), 1/31/21	125,000	122,813
Media-Broadcast: 0.4%
ION Media Networks, Inc., 5.160% (1 Month US LIBOR + 2.750%), 12/18/20	125,000	124,688
Metals & Mining: 0.4%
Zekelman Industries, Inc., 4.652% (1 Month US LIBOR + 2.250%), 6/14/21	150,000	149,562
Non-Food & Drug Retailers: 0.3%
Michaels Stores, Inc., 4.902%, 1/28/23
(1 Month US LIBOR + 2.500%)	56,292	54,428
(1 Month US LIBOR + 2.500%)	32,650	31,568
(1 Month US LIBOR + 2.500%)	29,341	28,369
(1 Month US LIBOR + 2.500%)	5,629	5,443
		119,808
Packaging: 0.7%
Berry Global, Inc., 4.162% (1 Month US LIBOR + 1.750%), 1/6/21	250,000	249,063

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
PENN CAPITAL DEFENSIVE SHORT DURATION HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

	Principal	Value
Pharmaceuticals: 0.7%
Jaguar Holding Co. II, 4.902% (1 Month US LIBOR + 2.500%), 8/18/22	$248,062	$246,484
Semiconductors & Semiconductor Equipment: 0.3%
Cypress Semiconductor Corp., 4.410% (1 Month US LIBOR + 2.000%), 7/5/21	117,776	117,703
Software/Services: 0.4%
Infor US, Inc., 5.080% (3 Month US LIBOR + 2.750%), 2/1/22	124,891	124,490
Support-Services: 0.1%
KAR Auction Services, Inc., 4.625% (3 Month US LIBOR + 2.250%), 3/11/21	32,799	32,717
Telecom-Integrated/Services: 0.8%
CenturyLink, Inc., 5.152% (1 Month US LIBOR + 2.750%), 9/30/22	118,590	118,145
Zayo Group LLC, 4.402% (1 Month US LIBOR + 2.000%), 1/19/21	149,617	149,454
		267,599
Total Bank Loans (cost $2,176,068)		2,160,213

	Shares
Mutual Fund: 2.2%
Bank Loan Related: 2.2%
Penn Capital Defensive Floating Rate Income Fund (d)	78,102	778,673
Total Mutual Fund (cost $787,019)		778,673

	Principal
U.S. Government Note: 1.1%
United States Treasury Fixed Rate Note
1.375%, 12/15/19	$ 375,000	373,828
Total U.S. Government Note (cost $372,905)		373,828

Total Investments - 96.9% (cost $33,657,040)		$33,840,545
Other Assets and Liabilities 3.1%		1,083,041
Net Assets: 100.0%		$34,923,586

Percentages are stated as a percent of net assets.

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of June 30, 2019, the value of these investments was $7,272,013, or 20.8% of total net assets.
(b)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. As of June 30, 2019, the total payment-in-kind was $0, or 0.0% of total net assets.
(c)	Bank Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(d)	Affiliated company. See Note 7.
Country Exposure (as a percentage of total investments)
United States	93.74%
Canada	2.85%
Luxembourg	1.22%
Ireland	0.58%
United Kingdom	0.57%
Cayman Islands	0.43%
Netherlands	0.41%
Bermuda	0.20%
Asset Type (as a percentage of total investments) (Unaudited)

The Accompanying Notes are an Integral Part of these Financial Statements.

PENN CAPITAL FUNDS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2019

Assets	Penn Capital Managed Alpha SMID Cap Equity Fund	Penn Capital Special Situations Small Cap Equity Fund	Penn Capital Multi-Credit High Income Fund	Penn Capital Defensive Floating Rate Income Fund	Penn Capital Defensive Short Duration High Income Fund
Investments, at fair value(1)
Unaffiliated issuers	$13,807,492	$10,151,175	$11,311,722	$35,845,885	$33,061,872
Affiliated mutual fund (see Note 7)	—	—	3,736,653	—	778,673
	13,807,492	10,151,175	15,048,375	35,845,885	33,840,545
Receivables:
Dividend distributions from affiliated mutual fund (see Note 7)	—	—	14,890	—	3,091
Advisor reimbursement due	573	3,402	12,458	34,537	49,691
Dividends and interest	12,372	1,738	161,917	195,342	446,479
Investments sold	—	79,515	35,255	882,914	92,670
Fund shares sold	50	—	—	310,975	27,000
Cash	604,908	136,224	563,089	2,239,362	1,038,355
Other assets	9,574	10,196	8,532	16,611	24,026
Total assets	14,434,969	10,382,250	15,844,616	39,525,626	35,521,857

Liabilities
Payables:
Investments purchased	—	91,939	515,369	1,867,971	453,408
Fund shares redeemed	—	15,000	4,995	1,377	51,557
Dividend payable	—	—	186	55,141	274
Accrued expenses:
Professional fees	27,081	26,933	37,076	37,056	37,247
Administration fees	20,405	20,629	33,039	41,176	29,917
Custody fees	2,765	7,752	2,935	5,421	3,798
Transfer agent fees and expenses	6,486	6,712	6,361	12,927	6,983
Trustee fees and expenses	2,539	1,705	2,905	6,192	4,313
Other accrued expenses	12,379	14,019	5,860	13,842	10,774
Total liabilities	71,655	184,689	608,726	2,041,103	598,271
Net assets	$14,363,314	$10,197,561	$15,235,790	$37,484,523	$34,923,586

Composition of Net Assets
Paid-in capital	$11,488,975	$9,547,383	$15,230,610	$37,916,346	$34,775,616
Total distributable earnings	2,874,339	650,178	5,180	(431,823)	147,970
Net assets	$14,363,314	$10,197,561	$15,235,790	$37,484,523	$34,923,586

Institutional Class
Net assets applicable to outstanding shares	$14,363,314	$10,197,561	$15,235,790	$37,484,523	$34,923,586
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,132,847	955,318	1,525,693	3,759,233	3,516,140
Net asset value per share outstanding	$12.68	$10.67	$9.99	$9.97	$9.93

Investor Class(2)
Net assets applicable to outstanding shares	$—	$—	$—	$—	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—	—	—	—	—
Net asset value per share outstanding	$—	$—	$—	$—	$—
_________
(1) Investment in securities at cost
Unaffiliated issuers	$11,521,986	$9,178,598	$11,225,975	$35,970,507	$32,870,021
Affiliated mutual fund (see Note 7)	—	—	3,798,301	—	787,019
(2) No information is provided for Investor Share Class shares because shares of that Class had not yet been issued as of June 30, 2019.

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST
STATEMENTS OF OPERATIONS

	Penn Capital Managed Alpha SMID Cap Equity Fund	Penn Capital Special Situations Small Cap Equity Fund	Penn Capital Multi-Credit High Income Fund	Penn Capital Defensive Floating Rate Income Fund	Penn Capital Defensive Short Duration High Income Fund
Investment Income (Loss)	July 1, 2018 - June 30, 2019	July 1, 2018 - June 30, 2019	July 1, 2018 - June 30, 2019	July 1, 2018 - June 30, 2019	July 1, 2018 - June 30, 2019
Income
Dividends**
Unaffiliated dividends	$125,746	$104,869	$—	$—	$—
Dividend distributions from affiliated mutual fund (see Note 7)	—	—	167,917	—	76,222
Interest***	8,135	2,701	776,357	2,023,126	881,844
Total income	133,881	107,570	944,274	2,023,126	958,066

Expenses
Investment advisory fees	126,861	138,497	98,479	201,339	100,548
Administration and accounting	66,527	67,380	109,178	144,014	93,064
Professional fees	37,561	37,108	47,557	47,232	45,583
Transfer agent expense	19,380	19,266	18,790	28,802	20,332
Registration	15,839	19,443	16,190	15,103	14,104
Compliance fees	14,168	14,168	14,168	14,000	13,874
Miscellaneous	13,140	13,140	55	55	56
Custodian	5,966	17,190	7,095	13,709	7,455
Trustees	4,558	3,543	5,170	12,559	7,915
Insurance	3,886	4,648	3,393	8,277	3,139
Shareholder communication	1,377	5,542	1,203	28,340	12,158
Shareholder servicing fees	900	6,172	891	7,889	3,399
Interest expense	—	266	—	—	—
Total expenses	310,163	346,363	322,169	521,319	321,627
Expense waiver and reimbursement from Advisor	(160,750)	(187,190)	(219,408)	(291,034)	(200,969)
Net expenses	149,413	159,173	102,761	230,285	120,658
Net investment income (loss)	(15,532)	(51,603)	841,513	1,792,841	837,408

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments
Unaffiliated issuers	570,842	(214,421)	3,151	(273,197)	(23,084)
Affiliated Mutual Fund (See Note 7)	—	—	—	—	(19,238)
Net change in unrealized appreciation (depreciation)
Unaffiliated issuers	(72,523)	(1,835,597)	35,984	(119,403)	318,949
Affiliated Mutual Fund (See Note 7)	—	—	(45,236)	—	4,170
Net realized and unrealized gain (loss) on investments	498,319	(2,050,018)	(6,101)	(392,600)	280,797
Net increase (decrease) in net assets resulting from operations	$482,787	$(2,101,621)	$835,412	$1,400,241	$1,118,205
** Net of foreign taxes withheld of:	$—	$387	$—	$—	$—
*** Net of foreign taxes withheld of:	$—	$—	$—	$933	$703

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	Penn Capital Managed Alpha SMID Cap Equity Fund			Penn Capital Special Situations Small Cap Equity Fund			Penn Capital Multi-Credit High Income Fund			Penn Capital Defensive Floating Rate Income Fund			Penn Capital Defensive Short Duration High Income Fund
Increase (Decrease) in Net Assets	Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2019	Period from July 17, 2017* to June 30, 2018
Operations
Net investment income (loss)	$(15,532)	$(45,253)		$(51,603)	$(133,199)		$841,513	$638,840		$1,792,841	$1,221,986		$837,408	$239,854
Net realized gain (loss) on investments	570,842	1,333,038		(214,421)	2,322,912		3,151	1,085		(273,197)	(49,428)		(42,322)	(7,382)
Capital gain distribution from affiliated mutual fund	—	—		—	—		—	5,991		—	—		—	4,997
Net change in unrealized appreciation (depreciation)	(72,523)	815,952		(1,835,597)	1,826,691		(9,252)	(261,461)		(119,403)	(177,558)		323,119	(139,614)
Net increase (decrease) in net assets resulting from operations	482,787	2,103,737		(2,101,621)	4,016,404		835,412	384,455		1,400,241	995,000		1,118,205	97,855

Dividends and distributions to shareholders
Net dividends and distributions from net investment income and realized gain - Institutional Class	(1,274,995)	(217,398)		(1,194,500)	(2,239,983)		(902,124)	(855,013)		(1,892,386)	(1,353,114)		(856,770)	(211,320)
Total dividends and distributions to shareholders	(1,274,995)	(217,398	)(1)	(1,194,500)	(2,239,983	)(2)	(902,124)	(855,013	)(3)	(1,892,386)	(1,353,114	)(4)	(856,770)	(211,320	)(5)

Capital share transactions
Net proceeds from sale of shares	224,305	2,179,641		1,418,042	6,262,562		1,638,773	4,996,417		10,672,029	7,039,836		22,772,480	12,597,665
Dividends and distributions reinvested	1,251,646	217,014		1,167,457	2,233,477		895,794	824,258		1,380,000	1,346,434		853,180	211,090
Cost of shares redeemed**	(1,230,612)	(400,183)		(10,380,725)	(10,850,646)		(1,045,925)	(307,821)		(5,804,117)	(1,330,752)		(1,399,351)	(259,448)
Net increase (decrease) in net assets resulting from capital share transactions	245,339	1,996,472		(7,795,226)	(2,354,607)		1,488,642	5,512,854		6,247,912	7,055,518		22,226,309	12,549,307

Net increase (decrease) in net assets	(546,869)	3,882,811		(11,091,347)	(578,186)		1,421,930	5,042,296		5,755,767	6,697,404		22,487,744	12,435,842

Net Assets
Beginning of period	14,910,183	11,027,372		21,288,908	21,867,094		13,813,860	8,771,564		31,728,756	25,031,352		12,435,842	—
End of period	$14,363,314	$14,910,183		$10,197,561	$21,288,908		$15,235,790	$13,813,860	(6)	$37,484,523	$31,728,756	(7)	$34,923,586	$12,435,842	(8)
** Net of redemption fees of:	$297	$—		$1,063	$741		$511	$32		$485	$—		$2,584	$—
(1)	Includes net realized gain distributions of $217,398.
(2)	Includes net realized gain distributions of $2,239,983.
(3)	Includes net investment income distributions of $632,448 and net realized gain distributions of $222,565.
(4)	Includes net investment income distributions of $1,186,100 and net realized gain distributions of $167,014.
(5)	Includes net investment income distribution of $211,320.
(6)	Includes accumulated net investment income of $43,679.
(7)	Includes accumulated net investment income of $115,673.
(8)	Includes accumulated net investment income of $33,307.
*	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST
FINANCIAL HIGHLIGHTS

	Per Common Share Data(a)											Supplemental data and ratios
		Income from investment operations				Distributions to shareholders

Penn Capital Managed Alpha SMID Cap Equity Fund
Institutional Class
7/1/18 to 6/30/19	$13.55	(0.01)	0.37	0.36	(f)	—	(1.23)	(1.23)	$12.68	3.64%		$14,363	1.06%		2.20%	(0.11)%		(1.25)%	40%
7/1/17 to 6/30/18	$11.73	(0.04)	2.07	2.03		—	(0.21)	(0.21)	$13.55	17.41%		$14,910	1.06%		2.38%	(0.34)%		(1.66)%	64%
7/1/16 to 6/30/17	$9.65	(0.02)	2.10	2.08		—	—	—	$11.73	21.55%		$11,027	1.06%		2.63%	(0.29)%		(1.86)%	91%
12/1/15(e) to 6/30/16	$10.00	(0.03)	(0.32)	(0.35)		—	—	—	$9.65	-3.50	%(d)	$9,462	1.06%		3.74%	(0.53)%		(3.21)%	70	%(d)
Penn Capital Special Situations Small Cap Equity Fund
Institutional Class
7/1/18 to 6/30/19	$12.59	(0.05)	(0.98)	(1.03	)(f)	—	(0.89)	(0.89)	$10.67	-7.91%		$10,198	1.09%		2.38%	(0.35)%		(1.64)%	97%
7/1/17 to 6/30/18	$11.71	(0.08)	2.36	2.28	(f)	—	(1.40)	(1.40)	$12.59	20.31%		$21,289	1.09%		2.09%	(0.64)%		(1.64)%	105%
7/1/16 to 6/30/17	$10.32	(0.04)	2.24	2.20	(f)	—	(0.81)	(0.81)	$11.71	21.52%		$21,867	1.09%		2.19%	(0.54)%		(1.64)%	101%
12/18/15(e) to 6/30/16	$10.00	(0.02)	0.34	0.32		—	—	—	$10.32	3.20	%(d)	$8,554	1.09%		5.63%	(0.48)%		(5.02)%	102	%(d)
Penn Capital Multi-Credit High Income Fund
Institutional Class
7/1/18 to 6/30/19	$10.06	0.59	(0.02)	0.57	(f)	(0.61)	(0.03)	(0.64)	$9.99	5.83%		$15,236	0.72%		2.26%	5.90%		4.36%	85%
7/1/17 to 6/30/18	$10.52	0.61	(0.22)	0.39	(f)	(0.63)	(0.22)	(0.85)	$10.06	3.81%		$13,814	0.72%		2.80%	5.89%		3.81%	66%
7/1/16 to 6/30/17	$9.95	0.73	0.56	1.29		(0.72)	—	(0.72)	$10.52	13.36%		$8,772	0.72%		3.25%	7.01%		4.48%	79%
12/1/15(e) to 6/30/16	$10.00	0.35	(0.10)	0.25		(0.30)	—	(0.30)	$9.95	2.66	%(d)	$7,843	0.72%		5.14%	6.34%		1.92%	62	%(d)
Penn Capital Defensive Floating Rate Income Fund
Institutional Class
7/1/18 to 6/30/19	$10.09	0.48	(0.09)	0.39	(f)	(0.51)	—	(0.51)	$9.97	4.04%		$37,485	0.64%		1.43%	4.89%		4.10%	57%
7/1/17 to 6/30/18	$10.21	0.43	(0.06)	0.37		(0.43)	(0.06)	(0.49)	$10.09	3.71%		$31,729	0.65	%(g)	1.64%	4.31	%(g)	3.32%	65%
7/1/16 to 6/30/17	$10.09	0.40	0.17	0.57		(0.40)	(0.05)	(0.45)	$10.21	5.66%		$25,031	0.74%		1.95%	3.90%		2.69%	108%
12/1/15(e) to 6/30/16	$10.00	0.14	0.06	0.20		(0.11)	—	(0.11)	$10.09	1.99	%(d)	$18,625	0.74%		2.77%	2.56%		0.53%	43	%(d)
Penn Capital Defensive Short Duration High Income Fund
Institutional Class
7/1/18 to 6/30/19	$9.85	0.35	0.10	0.45	(f)	(0.37)	—	(0.37)	$9.93	4.65%		$34,924	0.54%		1.44%	3.75%		2.85%	48%
7/17/17(e) to 6/30/18	$10.00	0.27	(0.17)	0.10		(0.25)	—	(0.25)	$9.85	1.03	%(d)	$12,436	0.54%		2.70%	3.08%		0.92%	39	%(d)
*	No information is provided for Investor Class shares because shares of that class had not yet been issued as of June 30, 2019.
(a)	Information presented related to a share outstanding for the entire period.
(b)	Annualized for periods less than one full year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Not annualized.
(e)	Commencement of operations.
(f)	Total from investment operations per share includes redemption fees of less than $0.01 per share.
(g)	Expense waiver of 0.64% was implemented on August 1, 2017.

The accompanying notes are an integral part of the financial statements.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
 JUNE 30, 2019

1. Organization (Unaudited)

PENN Capital Funds Trust (the “Trust”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust consists of five series that are available for investment: the Penn Capital Managed Alpha SMID Cap Equity Fund, the Penn Capital Special Situations Small Cap Equity Fund, the Penn Capital Multi-Credit High Income Fund, the Penn Capital Defensive Floating Rate Income Fund and the Penn Capital Defensive Short Duration High Income Fund (collectively referred to as the “Funds” and each individually referred to as a “Fund”). Two other series: the Penn Capital Micro Cap Equity Fund and the Penn Capital Enterprise Value Small Cap Equity Fund are not currently offered. The Funds follow the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services- Investment Companies.”

The Penn Capital Managed Alpha SMID Cap Equity Fund and the Penn Capital Special Situations Small Cap Equity Fund’s investment objective is to seek to provide capital appreciation. The Penn Capital Managed Alpha SMID Cap Equity Fund commenced operations on December 1, 2015. The Penn Capital Special Situations Small Cap Equity Fund commenced operations on December 18, 2015.

The Penn Capital Multi-Credit High Income Fund’s investment objective is to seek to provide total return through interest income and capital appreciation. The Penn Capital Multi-Credit High Income Fund commenced operations on December 1, 2015.

The Penn Capital Defensive Floating Rate Income Fund’s investment objective is to seek to provide current income. The Penn Capital Defensive Floating Rate Income Fund commenced operations on December 1, 2015.

The Penn Capital Defensive Short Duration High Income Fund’s investment objective is to seek to provide a high level of current income. The Penn Capital Defensive Short Duration High Income Fund commenced operations on July 17, 2017.

Each Fund’s investment objective is non-fundamental, and may be changed by the Trust’s Board of Trustees (the “Board” or “Trustees”) without shareholder approval. Unless otherwise noted, all of the other investment policies and strategies described in the Prospectus or hereafter are nonfundamental. The Penn Capital Management Company, Inc. (“Advisor”) serves as the investment advisor to the Funds.

The Trust offers two classes of shares for the Penn Capital Managed Alpha SMID Cap Equity Fund, the Penn Capital Special Situations Small Cap Equity Fund, the Penn Capital Multi-Credit High Income Fund and the Penn Capital Defensive Floating Rate Income Fund: Institutional and Investor Class. The Trust offers Institutional Class shares for the Penn Capital Defensive Short Duration High Income Fund. The Trust has also registered two other series, each with one class: the Penn Capital Micro Cap Equity Fund and the Penn Capital Enterprise Value Small Cap Equity Fund: Institutional Class. No information is provided in this report for Investor Class shares because shares of that class had not yet been issued as of June 30, 2019. Neither class has a front-end or back-end sales charge. The Penn Capital Micro Cap Equity Fund and Penn Capital Enterprise Value Small Cap Fund have not commenced operations as of June 30, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2019

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

A Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because a Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, such as, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2019

on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — unadjusted quoted prices in active markets for identical securities that the Funds have the ability to access

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of June 30, 2019 in valuing each Fund’s investments:

Description	Level 1	Level 2	Level 3	Total
Penn Capital Managed Alpha SMID Cap Equity
Investments(a)
Common Stocks	$12,423,458	$—	$—	$12,423,458
Real Estate Investment Trusts (REITs)	1,384,034	—	—	1,384,034
Total Investments	$13,807,492	$—	$—	$13,807,492
Penn Capital Special Situations Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Investments(a)
Common Stocks	$9,764,159	$—	$—	$9,764,159
Contingent Value Right	—	19	—	19
Real Estate Investment Trust (REIT)	386,997	—	—	386,997
Total Investments	$10,151,156	$19	$—	$10,151,175
Penn Capital Multi-Credit High Income Fund	Level 1	Level 2	Level 3	Total
Investments(a)
Corporate Bonds	$—	$8,597,539	$—	$8,597,539
Convertible Bond	—	36,575	—	36,575
Bank Loans	—	2,389,839	—	2,389,839
Mutual Fund	3,736,653	—	—	3,736,653
Preferred Stock	—	—	40	40
U.S. Government Notes	—	287,729	—	287,729
Total Investments	$3,736,653	$11,311,682	$40	$15,048,375
Penn Capital Defensive Floating Rate Income Fund
Investments(a)	Level 1	Level 2	Level 3	Total
Bank Loans	$—	$30,275,332	$—	$30,275,332
Corporate Bonds	—	4,836,151	—	4,836,151
U.S. Government Note	—	734,402	—	734,402
Total Investments	$—	$35,845,885	$—	$38,845,885

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2019

Penn Capital Defensive Short Duration High Income Fund
Investments(a)	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$30,382,706	$—	$30,382,706
Convertible Bond	—	145,125	—	145,125
Bank Loans	—	2,160,213	—	2,160,213
Mutual Fund	778,673	—	—	778,673
U.S. Government Notes	—	373,828	—	373,828
Total Investments	$778,673	$33,061,872	$—	$33,840,545
(a)	All other industry classifications are identified in the Schedule of Investments for each Fund.

The following table summarizes quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement as of June 30, 2019:

Type of Assets	Fair Value as of June 30, 2019	Valuation Techniques	Unobservable Input
Penn Capital Multi-Credit High Income Fund
Preferred Stock
Spanish Broadcasting Systems, Inc.	$40	Broker Quote	Unpublished independent broker quote

The following table reconciles Level 3 investments based on the inputs used to determine fair value:

	Balance as of July 1, 2018	Purchases	Sales	Accretion of Discount	Net Realized Gain/Loss	Balance as of June 30, 2019	Change in Unrealized Depreciation from Investments Held as of June 30, 2019
Penn Capital Multi-Credit High Income Fund
Common Stock
ACC Claims Holdings LLC	$46	$—	$—	$—	$—	$—	$(46)

Preferred Stock
Spanish Broadcasting Systems, Inc.	$41	—	—	—	—	$40	$(1)

As of June 30, 2019 the change in unrealized depreciation on positions still held for securities that were considered Level 3 was $(47).

B. Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Dividend income is recognized on ex-dividend date.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Expenses

The Trust’s expenses are allocated to the individual Fund in proportion to the net assets of the respective Fund when the expenses were incurred, except where direct allocations of expenses can be made.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2019

D. Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

E. Dividends and Distributions

Dividends and distributions to Shareholders are recorded on the ex-date. The Penn Capital Multi-Credit High Income Fund, the Penn Capital Defensive Floating Rate Income Fund and the Penn Capital Defensive Short Duration High Income Fund declare and distribute their net investment income, if any, monthly and make distributions of their net realized capital gains, if any, at least annually, usually in December. The Penn Capital Managed Alpha SMID Cap Equity Fund and the Penn Capital Special Situations Small Cap Equity Fund declare and distribute their net investment income, if any, annually and make distributions of net realized capital gains, if any, at least annually, usually in December.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by each Fund.

F. Federal Income Taxes

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent they distribute all of their net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether it is more-likely-than-not (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period and have no provision for taxes in the financial statements. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable) and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

G. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and considers the risk of loss to be remote.

3. Agreements and Related Party Transactions

Investment Advisory Agreement

The Trust has entered into an investment advisory agreement with the Advisor. Under the terms of the agreement, each Fund pays the Advisor a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund’s average daily net assets.

Penn Capital Managed Alpha SMID Cap Equity Fund	0.90%
Penn Capital Special Situations Small Cap Equity Fund	0.95%
Penn Capital Multi-Credit High Income Fund	0.69%
Penn Capital Defensive Floating Rate Income Fund	0.55%
Penn Capital Defensive Short Duration High Income Fund	0.45%

With respect to each Fund other than the Penn Capital Multi-Credit High Income Fund and the Penn Capital Defensive Short Duration High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2019

Funds’ total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. With respect to the Penn Capital Multi-Credit High Income Fund and the Penn Capital Defensive Short Duration High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Fund’s total annual operating expenses (including any acquired fund fees and expenses incurred by the Fund as a result of its investments in other investment companies managed by the Advisor, but excluding any acquired fund fees and expenses incurred by the Fund as a result of its investments in unaffiliated investment companies, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. The expense limitation agreement will remain in place through October 31, 2019. Thereafter, the expense limitation agreement for the Funds will be reviewed annually by the Advisor and the Board.

	Institutional Class	Investor Class
Penn Capital Managed Alpha SMID Cap Equity Fund	1.06%	1.31%
Penn Capital Special Situations Small Cap Equity Fund	1.09%	1.34%
Penn Capital Multi-Credit High Income Fund	0.72%	0.97%
Penn Capital Defensive Floating Rate Income Fund	0.64%	0.89%
Penn Capital Defensive Short Duration High Income Fund	0.54%	N/A

Any waived or reimbursed expenses by the Advisor to the Funds excluding any waivers related to acquired fund fees and expenses incurred by the Funds as a result of its investments in other investment companies managed by the Advisor, are subject to repayment by a Fund in the three years following the date the fees were waived or the expenses were paid, provided that the respective Fund is able to make the repayment without exceeding the Fund’s expense limitation in place when the fees were waived or expenses paid. The Advisor’s waived fees and paid expenses that are subject to potential recoupment are as follows:

Fiscal Period Incurred	Amount Waived/ Expenses Assumed		Amount Recouped	Amount Subject to Potential Recoupment	Year of Expiration
Penn Capital Managed Alpha SMID Cap Equity Fund
June 30, 2017	$162,111		—	$162,111	2020
June 30, 2018	175,125		—	175,125	2021
June 30, 2019	160,750		—	160,750	2022
Total	$497,986		$—	$497,986
Penn Capital Special Situations Small Cap Equity Fund
June 30, 2017	$158,820		—	$158,820	2020
June 30, 2018	208,947		—	208,947	2021
June 30, 2019	187,190		—	187,190	2022
Total	$554,957		$—	$554,957
Penn Capital Multi-Credit High Income Fund
June 30, 2017	$218,116		—	$218,116	2020
June 30, 2018	226,073		—	226,073	2021
June 30, 2019	219,408	(1)	—	204,979	2022
Total	$663,597		$—	$649,168
Penn Capital Defensive Floating Rate Income Fund
June 30, 2017	$261,441		—	$261,441	2020
June 30, 2018	281,780		—	281,780	2021
June 30, 2019	291,034		—	291,034	2022
Total	$834,255		$—	$834,255
Penn Capital Defensive Short Duration High Income Fund
June 30, 2018	$164,748		—	$164,748	2021
June 30, 2019	200,969	(1)	—	198,460	2022
Total	$365,717		$—	$363,208

Certain Officers and Trustees of the Funds are also Officers of the Advisor.

As of June 30, 2019, greater than 5% of the following PENN Capital Fund was held by another PENN Capital Fund.

(1)	Includes fees waived that are not subject to potential recoupment.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2019

Affiliated Fund Held	% Owned	Significant Owner
Penn Capital Defensive Floating Rate Income Fund	10%	Penn Capital Multi-Credit High Income Fund

The Trust has engaged Foreside Fund Officers Services, LLC to provide compliance services including the appointment of the Trust’s Chief Compliance Officer and Anti-Money Laundering Officer.

Distribution Agreement

Foreside Fund Services, LLC is the Trust’s distributor and principal underwriter (the Distributor). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Investor Class. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of Investor Class shares are paid to the Distributor or others for distribution and shareholder services. For the fiscal year ended June 30, 2019, there were no distribution fees paid under the plan because the Investor Class shares had not yet been issued as of June 30, 2019.

The Trust has engaged U.S. Bank Global Fund Services to serve as each Fund’s administrator, fund accountant, and transfer agent. The Trust has engaged U.S. Bank, N.A. to serve as each Fund’s custodian.

Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan on behalf of each Fund’s Investor Class and Institutional Class. Under the plan, each Class can pay for non-distribution related shareholder support services (“service fees”) in an amount up to 0.15% of its average daily net assets. For the fiscal year ended June 30, 2019, there were no service fees incurred by the Investor Class shares because the Investor Class shares had not yet been issued as of June 30, 2019. The amount actually incurred by the Institutional Class shares for the year ended June 30, 2019 on an annualized basis was 0.01% for the Penn Capital Managed Alpha SMID Cap Equity Fund, 0.04% for the Penn Capital Special Situations Small Cap Equity Fund, 0.01% for the Penn Capital Multi-Credit High Income Fund, 0.02% for the Penn Capital Defensive Floating Rate Income Fund, and less than 0.02% for the Penn Capital Defensive Short Duration High Income Fund.

Other Related Party Transactions

The Advisor, affiliates of the Advisor and the officers of the Trust, have made investments in the Funds and accordingly, as shareholders of the Funds, pay a proportionate share of the Funds’ investment advisory fees and other expenses identified in each Fund’s Prospectus.

4. Federal Tax Information

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to distributable earnings and additional paid-in capital.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2019

The following information is provided on a tax basis as of June 30, 2019:

	Penn Capital Managed Alpha SMID Cap Equity Fund	Penn Capital Special Situations Small Cap Equity Fund	Penn Capital Multi-Credit High Income Fund	Penn Capital Defensive Floating Rate Income Fund	Penn Capital Defensive Short Duration High Income Fund
Cost of investments	$11,435,908	$9,436,794	$15,024,309	$35,971,876	$33,660,665
Gross unrealized appreciation	2,876,876	1,746,800	258,041	143,934	268,212
Gross unrealized depreciation	(505,292)	(1,032,419)	(233,975)	(269,925)	(88,332)
Net unrealized appreciation (depreciation)	2,371,584	714,381	24,066	(125,991)	179,880
Undistributed ordinary income	—	—	19,708	71,269	14,219
Undistributed long-term capital gains	502,755	—	—	—	—
Total distributable earnings	502,755	—	19,708	71,269	14,219
Other accumulated losses	—	(64,203)	(38,594)	(377,101)	(46,129)
Total accumulated earnings (losses)	$2,874,339	$650,178	$5,180	$(431,823)	$147,970

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to net operating losses. On the Statement of Assets and Liabilities, the following adjustments were made:

	Distributable Earnings	Paid-In Capital
Penn Capital Managed Alpha SMID Cap Equity Fund	$15,230	$(15,230)
Penn Capital Special Situations Small Cap Equity Fund	51,623	(51,623)
Penn Capital Multi-Credit High Income Fund	(107)	107
Penn Capital Defensive Floating Rate Income Fund	—	—
Penn Capital Defensive Short Duration High Income Fund	—	—

The Funds intend to utilize capital loss carryforwards to offset future realized capital gains. Capital loss carry forwards available for federal income tax purposes are as follows:

	Capital Loss Available Through	Short-Term Capital Loss Amounts	Long-Term Capital Loss Amounts
Penn Capital Managed Alpha SMID Cap Equity Fund	Unlimited	$—	$—
Penn Capital Special Situations Small Cap Equity Fund	Unlimited	—	—
Penn Capital Multi-Credit High Income Fund	Unlimited	—	—
Penn Capital Defensive Floating Rate Income Fund	Unlimited	258,413	63,547
Penn Capital Defensive Short Duration High Income Fund	Unlimited	30,109	15,746

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.

For the fiscal year ended June 30, 2019 the Penn Capital Special Situations Small Cap Equity Fund and the Penn Capital Multi-Credit High Income Fund had post-October losses of $64,203 and $38,408, respectively.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2019

The character of distributions for tax purposes paid during the fiscal year ended June 30, 2019 is as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Managed Alpha SMID Cap Equity Fund	$385,893	$889,102
Penn Capital Special Situations Small Cap Equity Fund	272,601	921,899
Penn Capital Multi-Credit High Income Fund	888,097	14,027
Penn Capital Defensive Floating Rate Income Fund	1,892,386	—
Penn Capital Defensive Short Duration High Income Fund	856,770	—

The character of distributions for tax purposes paid during the fiscal year ended June 30, 2018 is as follows:

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Managed Alpha SMID Cap Equity Fund	$103,969	$113,429
Penn Capital Special Situations Small Cap Equity Fund	1,149,801	1,090,182
Penn Capital Multi-Credit High Income Fund	831,287	23,726
Penn Capital Defensive Floating Rate Income Fund	1,345,610	7,504
Penn Capital Defensive Short Duration High Income Fund	211,320	—

5. Investment Transactions

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the fiscal year ended June 30, 2019, were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Penn Capital Managed Alpha SMID Cap Equity Fund	$5,515,278	$6,701,017	$—	$—
Penn Capital Special Situations Small Cap Equity Fund	14,150,667	23,021,997	—	—
Penn Capital Multi-Credit High Income Fund	12,805,621	11,613,395	426,000	140,394
Penn Capital Defensive Floating Rate Income Fund	24,167,327	19,679,550	1,105,497	375,762
Penn Capital Defensive Short Duration High Income Fund	30,075,826	9,474,213	1,024,088	656,343

6. Capital Share Transactions

	Penn Capital Managed Alpha SMID Cap Equity Fund July 1, 2018 - June 30, 2019	Penn Capital Special Situations Small Cap Fund July 1, 2018 - June 30, 2019	Penn Capital Multi-Credit High Income Fund July 1, 2018 - June 30, 2019	Penn Capital Defensive Floating Rate Income Fund July 1, 2018 - June 30, 2019	Penn Capital Defensive Short Duration High Income Fund July 1, 2018 - June 30, 2019
Institutional Class Shares
Share sold	18,621	123,964	166,416	1,061,083	2,309,946
Shares issued in reinvestment of dividends	109,219	116,513	90,278	138,078	86,596
Shares redeemed	(95,689)	(975,482)	(104,372)	(585,977)	(142,920)
Net increase (decrease)	32,151	(735,005)	152,322	613,184	2,253,622

Institutional Amount
Shares sold	224,305	1,418,042	1,638,773	10,672,029	22,772,480
Shares issued in reinvestment of dividends	1,251,646	1,167,457	895,794	1,380,000	853,180
Shares redeemed	(1,230,612)	(10,380,725)	(1,045,925)	(5,804,117)	(1,399,351)
Net increase (decrease)	$245,339	$(7,795,226)	$1,488,642	$6,247,912	$22,226,309

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2019

7. Transactions with Affiliates

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the fiscal year ended June 30, 2019. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

	July 1, 2018		Additions		Reductions		June 30, 2019	Dividend	Unrealized	Realized	June 30, 2019
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost	Share Balance	Income	Appreciation (Depreciation) Change	Gain/(Loss)	Value	Cost
Penn Capital Multi-Credit High Income Fund
Penn Capital Defensive Floating Rate Income Fund	248,153	$2,520,274	126,637	$1,278,027	—	$—	374,790	$167,917	$(45,236)	$—	$3,736,653	$3,798,301
		$2,520,274		$1,278,027		$—		$167,917	$(45,236)	$—	$3,736,653	$3,798,301
Penn Capital Defensive Short Duration High Income Fund
Penn Capital Defensive Floating Rate Income Fund	183,599	$1,865,035	71,092	$716,222	(176,589)	$(1,794,238)	78,102	$76,222	$4,170	$(19,238)	$778,673	$787,019
		$1,865,035		$716,222		$(1,794,238)		$76,222	$4,170	$(19,238)	$778,673	$787,019

8. Credit Risk and Asset Concentration

Small- and mid-capitalization companies may not have the size, resources and other assets of large capitalization companies. As a result, the securities of small- and mid-capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general. In addition, small- and mid-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

High yield securities and unrated securities of similar credit quality have speculative characteristics and involve greater volatility of price and yield, greater of liquidity risk, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.

9. Line of Credit

PENN Capital Funds Trust has a $10,000,000 uncommitted, unsecured, umbrella 364-day line of credit, for temporary purposes, including to meet redemption requests. The interest rate as of June 30, 2019 was 5.50%. During the fiscal year ended June 30, 2019, Penn Capital Special Situations Small Cap Equity Fund’s maximum borrowing was $401,000 and average borrowing was $3,279. This borrowing resulted in interest expenses of $266. The Penn Capital Managed Alpha SMID Cap Equity Fund, Penn Capital Multi-Credit High Income Fund, Penn Capital Defensive Floating Rate Income Fund and Penn Capital Defensive Short Duration High Income Fund did not use the credit line during the fiscal year. At the end of the fiscal year, no Fund had any outstanding borrowings.

PENN CAPITAL FUNDS TRUST
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2019

10. Recent Accounting Pronouncement

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820):Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the modified disclosures for the year ended June 30, 2019.

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

11. Concentration Risks

The Advisor and its employees collectively have beneficial ownership, either directly or indirectly, of more than 20% of each of the Funds as of June 30, 2019. In addition to the Advisor, one or more individual investors own more than 10% of the Penn Capital Managed Alpha SMID Cap Equity Fund and the Penn Capital Special Situations Small Cap Equity Fund as of June 30, 2019. To the extent multiple investors in the Funds rely on the advice of a common investment advisor the Funds may have the risk of a concentrated investor base.

12. Subsequent Events

Except as disclosed above, as of the date the financial statements were available to be issued, Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

PENN CAPITAL FUNDS TRUST
ADDITIONAL INFORMATION
 JUNE 30, 2019 (UNAUDITED)

Shareholder Notification of Federal Tax Status

For the fiscal year ended June 30, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Penn Capital Managed Alpha SMID Cap Equity Fund	18.79%
Penn Capital Special Situations Small Cap Equity Fund	13.92%
Penn Capital Multi-Credit High Income Fund	0.00%
Penn Capital Defensive Floating Rate Income Fund	0.00%
Penn Capital Defensive Short Duration High Income Fund	0.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2019 was as follows:

Penn Capital Managed Alpha SMID Cap Equity Fund	18.23%
Penn Capital Special Situations Small Cap Equity Fund	13.48%
Penn Capital Multi-Credit High Income Fund	0.00%
Penn Capital Defensive Floating Rate Income Fund	0.00%
Penn Capital Defensive Short Duration High Income Fund	0.00%

The percentage of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended June 30, 2019 was as follows:

Penn Capital Managed Alpha SMID Cap Equity Fund	100.00%
Penn Capital Special Situations Small Cap Equity Fund	100.00%
Penn Capital Multi-Credit High Income Fund	2.53%
Penn Capital Defensive Floating Rate Income Fund	0.00%
Penn Capital Defensive Short Duration High Income Fund	0.00%

Trustee and Officer Compensation

The Trust does not compensate any of its Trustees who are interested persons nor any of its officers. For the fiscal year ended June 30, 2019, the aggregate compensation paid by the Trust to the independent Trustees was $36,000. The Trust did not pay any special compensation to any of its Trustees or officers. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling 844-302-7366.

Proxy Voting Policies

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by that Fund is available: (1) without charge, upon request, by calling 844-302-7366; (2) in the Statement of Additional Information on the Trust’s website www.penncapitalfunds.com; and (3) on the SEC’s website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent fiscal year ended June 30, 2019 may be obtained (1) without charge, upon request, by calling 844-302-7366 and (2) on the SEC’s website at www.sec.gov.

Form N-Q

Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available without charge by visiting the SEC’s website at www.sec.gov.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the transfer agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call (844) 302-7366 to request individual copies of these documents. The transfer agent will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees ofPENN Capital Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Penn Capital Managed Alpha SMID Cap Equity Fund, Penn Capital Special Situations Small Cap Equity Fund, Penn Capital Multi-Credit High Income Fund, Penn Capital Defensive Floating Rate Income Fund and Penn Capital Defensive Short Duration High Income Fund, each a series of the PENN Capital Funds Trust, (collectively, the “Funds”), including the schedules of investments as of June 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, except for Penn Capital Defensive Short Duration High Income Fund which is for the year ended June 30, 2019 and for the period from July 17, 2017 (commencement of operations) to June 30, 2018, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, except for Penn Capital Defensive Short Duration High Income Fund which is for the year ended June 30, 2019 and for the period from July 17, 2017 (commencement of operations) to June 30, 2018, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2019, by correspondence with custodians, agent banks, and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PENN Capital Management Inc., investment companies since 2015.

Philadelphia, Pennsylvania
August 28, 2019

PENN CAPITAL FUNDS TRUST
TRUSTEES AND OFFICERS (UNAUDITED)

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
Dennis S. Hudson, III c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1955	Trustee	Since 2015	Chief Executive Officer (since 1998) and Chairman (since 2005), Seacoast Banking Corporation of Florida; Chairman and Chief Executive Officer, Seacoast National Bank (since 1992).	7	Chesapeake Utilities Corporation (since 2006). Martin Health System (medical) (since 2017).
John R. Schwab c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1967	Trustee	Since 2015	Chief Financial Officer, Flagship Credit Corp. (since 2015); Executive Vice President and Chief Financial Officer, The J.G. Wentworth Company (from 2013 to 2015).	7	None
Interested Trustee
Richard A. Hocker* c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1946	Trustee, President and Chairman	Since 2014	Founder, Chief Investment Officer and Chief Executive Officer, Penn Capital Management Company, Inc. (since 1987).	7	Ethel Mae Hocker Foundation (Charitable) (since 2005)

PENN CAPITAL FUNDS TRUST
TRUSTEES AND OFFICERS (UNAUDITED)

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Officers of the Trust**
Gerald McBride c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1963	Treasurer	Since 2014	Chief Operating Officer and Chief Financial Officer, Penn Capital Management Company, Inc. (since 2007).
Lisa L.B. Matson c/o Penn Capital Management Company, Inc. 1200 Intrepid Avenue, Suite 400 Philadelphia, Pennsylvania 19112 Year of Birth: 1970	Secretary	Since 2014
General Counsel, Penn Capital Management Company, Inc.
(since 2014); Senior Counsel and Assistant Vice President,
Lincoln Financial Group, Inc., and Assistant Secretary,
Lincoln Investment Advisors, Corp., Lincoln Variable
Insurance Products Trust and Lincoln Advisors Trust (from
2012 to 2014).

Jack P. Huntington 10 High Street Suite 302 Boston, MA 02110 Year of Birth: 1970	Chief Compliance Officer	Since 2015	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (since 2015); Senior Vice President of Regulatory Administration, Citi Fund Services, Ohio, Inc. (from 2008 to 2015).
*	Richard A. Hocker is a Trustee who is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Advisor and certain of its affiliates.
**	Each Officer serves at the pleasure of the Board.

PENN CAPITAL FUNDS TRUST
PRIVACY POLICY

FACTS	WHAT DOES THE PENN CAPITAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. The information can include:
•   Social Security number
•   Account balances and account transactions
•   Assets and transaction history
When you are no longer our client, we continue to share your information as described in this notice.

How?
All financial companies need to share clients’ personal information to run the everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons PENN chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Penn share?	Can you limit this sharing?
For everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes - to offer our products and services to you	No	No
For joint marketing with other financial companies	No	No
For affiliates’ everyday business purposes - information about transaction(s) and experiences	Yes	No
For affiliates’ everyday business purposes - information about your creditworthiness	No	No
For nonaffiliates to market to you	No	No
Questions?	Call 215-302-1500 or go to www.penncapital.com

PENN CAPITAL FUNDS TRUST
PRIVACY POLICY

Who we are
Who is providing this notice?	Penn Capital Management Company, Inc. and its affiliates (“Penn”)
What we do
How does Penn protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer and secured files and buildings.
How does Penn collect my personal information?	We collect your personal information, for example, when you • Open an account or deposit money • Provide information on client questionnaires
Why can’t I limit all sharing?
Federal law gives you the right to limit only
•   sharing for affiliates everyday business purposes -
     information about your creditworthiness
•   affiliates from using your information to market to you
•   sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or nonfinancial companies • PENN Capital Funds Group LLC • PENN Capital Funds Trust • Penn Capital Management Company, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial or nonfinancial companies • Penn does not share information with nonaffiliates
Joint marketing	A formal agreement between non affiliated companies that together market financial products or services to you • Penn does not have joint marketing partners
Other important information
This notice replaces all previous notices of our consumer privacy policy, and may be amended from time to time. Penn will inform you of updates or changes as required by law.

Board of Trustees
Dennis S. Hudson, III
John R. Schwab
Richard A. Hocker

Investment Advisor
Penn Capital Management Company, Inc.
Navy Yard Corporate Center
1200 Intrepid Avenue, Suite 400
Philadelphia, Pennsylvania 19112

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

Custodian
U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Portland, ME 04101

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.844.302.PENN (7366)
www.penncapitalfunds.com

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER RELEVANT INFORMATION CAN BE FOUND IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, COPIES OF WHICH MAY BE OBTAINED BY CALLING (844) 302-PENN (7366) OR BY VISITING WWW.PENNCAPITALFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John R. Schwab is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2019	FYE 6/30/2018
Audit Fees	$120,000	$120,000
Audit-Related Fees	None	None
Tax Fees	$25,000	23,875
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed KPMG applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2019	FYE 6/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2019	FYE 6/30/2018
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.
(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PENN Capital Funds Trust

By (Signature and Title)*	/s/ Richard A. Hocker
Richard A. Hocker, President

Date	8/27/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard A. Hocker
Richard A. Hocker, President

Date	8/27/19

By (Signature and Title)*	/s/ Gerald McBride
Gerald McBride, Treasurer

Date	8/27/19

* Print the name and title of each signing officer under his or her signature.